Exhibit 10.1


                   MERGER AGREEMENT AND PLAN OF REORGANIZATION


           This Merger Agreement and Plan of Reorganization (the "Agreement") is made as of this 8th day of July, 2004, by and among Treasure Mountain Holdings, Inc., a Nevada corporation having its principal place of business at 1390 South 1100 East Suite 204, Salt Lake City, Utah 84105 ("Treasure Mountain"), TMH Acquisition Corp., a Delaware corporation having its principal place of business at 1390 South 1100 East Suite 204, Salt Lake City, Utah 84105 ("Vyteris Mergerco") and Vyteris, Inc., a Delaware corporation having its principal place of business at 13-01 Pollitt Drive, Fair Lawn, NJ 07410 ("Vyteris").

           WHEREAS, Vyteris is authorized to issue shares of its common stock, par value $.0001 per share ("Vyteris Common Stock"), and shares of its preferred stock, par value $.0001 per share ("Vyteris Preferred Stock"); and

           WHEREAS, the outstanding capitalization of Vyteris is as set forth on Schedule A annexed hereto; and

           WHEREAS, Treasure Mountain is authorized to issue 50,000,000 shares of common stock, par value $.001 per share (the "Treasure Mountain Common Stock"); and

           WHEREAS, Vyteris Mergerco is a wholly-owned subsidiary of Treasure Mountain; and

           WHEREAS, Vyteris Mergerco is authorized to issue 1,000 shares of common stock, par value $.0001 (referred to as the "Vyteris Mergerco Shares"), all of which such Vyteris Mergerco Shares are issued and outstanding and owned by Treasure Mountain; and

           WHEREAS, the respective Boards of Directors of Treasure Mountain, Vyteris Mergerco and Vyteris (the "Companies") deem it advisable and generally to the advantage and welfare of the Companies, and their respective shareholders, that Vyteris Mergerco be merged with and into Vyteris under the terms and conditions hereinafter set forth (the "Merger"), to be effected pursuant to the Delaware General Corporation Law; and

           WHEREAS, pursuant to the Merger, Vyteris Mergerco shall merge with and into Vyteris, each outstanding share of Vyteris Common Stock and Vyteris Preferred Stock shall be converted into the right to receive shares of Treasure Mountain capital stock or equivalents thereto as hereinafter set forth; and

           WHEREAS, the parties hereto expect that the Merger shall be a tax free reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

           NOW, THEREFORE, in consideration of the premises, covenants and conditions hereof, the parties hereto do mutually agree as follows:

           1. Votes on the Mergers and Related Matters. Vyteris Mergerco and Vyteris (the "Constituent Corporations") shall each, as soon as practicable, (i) cause a special meeting of its stockholders to be called to consider and vote upon the Merger on the terms and conditions hereinafter set forth, or (ii) obtain written consent of such stockholders, as applicable, as is necessary to approve the Merger. If the Merger is approved in accordance with applicable law, subject to the further conditions and provisions of this Agreement, a closing of the Merger shall be held (the "Closing") at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, New York, New York, commencing at 9:00 A.M. on a date designated by Vyteris and reasonably acceptable to Treasure Mountain and not more than five business days after all conditions to the consummation of the Merger shall have been satisfied or waived in accordance with the provisions of this Agreement. Upon consummation of the Closing, a certificate of merger (the "Certificate of Merger") shall be executed and filed with the Secretary of State of the State of Delaware. The Certificate of Merger so filed shall be substantially in the form of Exhibit A annexed hereto, with such changes therein as the Board of Directors of each of Vyteris Mergerco and Vyteris shall mutually approve. The Merger shall be effective as of the time of the filing of the Certificate of Merger (the "Effective Time").

2. Representations, Warranties and Covenants of Vyteris. Vyteris represents, warrants and covenants to Treasure Mountain and Vyteris Mergerco as follows, except to the extent set forth in the corresponding section of the schedule of exceptions delivered to Treasure Mountain contemporaneous with the execution of this Agreement (the "Vyteris Schedule of Exceptions"):

2.1 Organization; Capitalization. Vyteris is a duly organized and validly existing corporation in good standing under the laws of its state of formation. Schedule A annexed hereto sets forth the number of shares of Common Stock, Series A Preferred Stock, Series C Preferred Stock and Preferred Stock which Vyteris is authorized to issue and the number of shares of Common Stock, Series A Preferred Stock and Series C Preferred Stock which are outstanding as of the date hereof. Except as set forth on such Schedule A, as of the date hereof there are no outstanding rights, options or warrants to purchase any equity interest in Vyteris or any outstanding securities of any nature convertible into or exercisable or exchangeable for any equity interest in Vyteris. Except as set forth in the Private Placement Memorandum, Vyteris has not granted to any person any right of first refusal, right of participation, or any similar right with respect to the disposition of any shares of Vyteris' capital stock. No shares of capital stock of Vyteris were issued in violation of the preemptive rights of any person or entity.

2.2 Authority. Vyteris has full power and authority to enter into this Agreement and, subject to any third party approval in accordance with the laws of the States of Delaware and New Jersey, to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been duly approved by the Board of Directors of Vyteris.

2.3 Binding Agreement. This Agreement has been duly executed and delivered by Vyteris and constitutes the legal, valid and binding obligation of Vyteris, enforceable against it in accordance with the terms hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of rights hereunder or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).


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           2.4 No Conflicts.  Assuming compliance with, or the non-applicability of, the New Jersey Industrial Site Recovery Act ("ISRA"), the execution and delivery by Vyteris of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement by Vyteris do not conflict with, result in a breach of or constitute or give rise to a default under (i) Vyteris' certificate of incorporation or bylaws, in each case as amended; (ii) any indenture, mortgage, deed of trust or other agreement, instrument or contract to which Vyteris is now a party or by which it or any of its assets or properties are bound; (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over Vyteris or any of its business or properties, except, with respect to clauses (ii) and (iii), conflicts, breaches and defaults which, individually and in the aggregate, do not have a "Material Adverse Effect" on Vyteris. For purposes of this Agreement, the term "Material Adverse Effect" on a party shall mean a material adverse effect on (A) the results of operations, business, properties or financial condition of such party and its subsidiaries (if any) taken as a whole, other than any such effect attributable to or resulting primarily from (v) the announcement of the transactions contemplated hereby, (w)
any  change  in  laws,   rules  or  regulations  of  general   applicability  or
interpretations thereof by courts or governmental authorities (other than changes having a disproportionate effect on such party), (x) any economic condition impacting such party's industry generally (other than conditions having a disproportionate effect on such party) or (y) any change in generally accepted accounting principles ("GAAP") or (B) the ability of such party to consummate the transactions contemplated hereby.

           2.5 Subsidiaries. Vyteris does not have any subsidiaries, nor does it own any direct or indirect interest in any other business entity.

           2.6 Foreign Qualifications. Vyteris is qualified or licensed as a foreign corporation in all jurisdictions where its business or ownership of assets so requires, except where the failure to be qualified or licensed would not be reasonably expected to have a Material Adverse Effect on Vyteris. A list of all such jurisdictions where Vyteris is qualified or licensed as a foreign corporation is set forth as Schedule 2.6 of the Vyteris Schedule of Exceptions. The business of Vyteris does not require it to be registered as an investment company or investment adviser, as such terms are defined under the Investment Company Act of 1940 and the Investment Advisers Act of 1940, each as amended.

           2.7 Financial Statements. Vyteris has furnished Treasure Mountain with a true and complete copy of the audited balance sheets of Vyteris as at December 31, 2002 and December 31, 2003, and the related audited statements of operations and statements of cash flows of Vyteris for the fiscal years ended December 31, 2002 and December 31, 2003 and, on an unaudited basis, Vyteris' balance sheet as of March 31, 2004 and statements of operations and cash flows for the quarters ended March 31, 2003 and March 31, 2004 (the "Vyteris Financial Statements"). The Vyteris Financial Statements fairly present in all material respects the financial position, results of operations and other information purported to be shown thereon of Vyteris, at the dates and for the respective periods to which they apply. The Vyteris Financial Statements for the years ended December 31, 2002 and December 31, 2003 have been audited by Ernst & Young LLP and are accompanied by such firm's audit report and were prepared in conformity with generally accepted accounting principles consistently applied


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

throughout the periods involved, and have been adjusted for all normal and recurring accruals.

           2.8 No  Adverse  Events.  Since the date of the most  recent  Vyteris
Financial  Statements,  except  for  (a)  matters  referred  to in  the  Vyteris
Financial Statements, (b) matters which do not, individually or in the aggregate, have a Material Adverse Effect on Vyteris, (c) matters referred to in Vyteris' Private Placement Memorandum, dated June 18, 2004, a copy of which has been furnished to Treasure Mountain's counsel (the "Private Placement Memorandum"), and (d) matters set forth in Schedule 2.8 of the Vyteris Schedule of Exceptions:


                     (i) there has not been any material adverse change in the financial position or condition of Vyteris, its liabilities or its assets or any damage, loss or other change in circumstances materially affecting Vyteris, its business or assets or Vyteris' right to carry on its business, other than changes in the ordinary course of business or due to general economic, industry or political conditions;

                     (ii) Vyteris has not entered into any transaction other than transactions in the ordinary course of business consistent with past practice;

                     (iii) there has been no sale, assignment, transfer, mortgage, pledge, encumbrance or lease of any asset or property of Vyteris that was not in the ordinary course of business consistent with past practice;

                     (iv) there has been (i) no declaration or payment of a dividend, or any other declaration, payment or distribution of any type or nature to any stockholder of Vyteris in respect of its stock, whether in cash or property, and (ii) no purchase or redemption of any share of the capital stock of Vyteris;

                     (v) there has been no declaration, payment, or commitment for the payment, by Vyteris, of a bonus or other additional salary, compensation, or benefit to any employee of Vyteris;

                     (vi) there has been no release, compromise, waiver or cancellation of any material debt to or claim by Vyteris, or of any material right of Vyteris;

                     (vii) there have been no capital expenditures by Vyteris in excess of $200,000 for any single item or $500,000 in the aggregate, other than capital expenditures reflected in a capital budget delivered to Treasure Mountain prior to the date hereof;

                     (viii) there has been no change in accounting methods or practices or revaluation of any asset of Vyteris;

                     (ix) there has been no material damage or destruction to, or loss of, physical property (whether or not covered by insurance) adversely affecting the business or the operations of Vyteris;


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

                     (x) there has been no loan by Vyteris, or guaranty by Vyteris of any loan, to any employee of Vyteris, other than advances made in the ordinary course of business consistent with past practice;

                     (xi) there has been no termination or resignation of any key employee or executive officer of Vyteris, and to the knowledge of Vyteris, no such termination or resignation is threatened;

                     (xii) there has been no amendment or termination of any material oral or written contract, agreement or license to which Vyteris is or was a party or by which Vyteris is or was bound, except in the ordinary course of business or as expressly contemplated hereby;

                     (xiii) Vyteris has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than in connection with the payment of current liabilities or the conversion of outstanding indebtedness in an amount not greater than $1,500,000;

                     (xiii) there has been no agreement or commitment by Vyteris to do any of the foregoing; and

                     (xiv) there has been no other event or condition of any character that has had, or could reasonably be expected to have, a Material Adverse Effect as to Vyteris.

           2.9 Ordinary Course of Business. Except for (i) transactions occurring in the ordinary course of business, (ii) transactions which are not reasonably likely to have a Material Adverse Effect on Vyteris, (iii) transactions set forth on the Vyteris Schedule of Exceptions, (iv) transactions referred to in the Private Placement Memorandum and (v) the incurrence of expenses permitted under Section 2.10, there has not been any transactions or series of related transaction involving Vyteris since March 31, 2004 in an amount in excess of $500,000.

           2.10 Liabilities; Claims. Except as set forth on the Vyteris Schedule of Exceptions or in the private Placement Memorandum, there are no liabilities (including, but not limited to, tax liabilities) or claims against Vyteris (whether such liabilities or claims are contingent or absolute, direct or indirect, matured or unmatured) not appearing on the Vyteris Financial
Statements, other than (i) liabilities incurred in the ordinary course of business since March 31, 2004, (ii) taxes accrued on earnings since March 31, 2004 which are not yet due or payable, (iii) expenses incurred in connection with the Merger, (iv) expenses incurred in connection with the consummation of the transactions contemplated by this Agreement, (v) expenses incurred in connection with obtaining financing, (vi) expenses incurred in seeking to commercialize Vyteris' products, in establishing a manufacturing capability and in expanding the applications of its technology in an amount not exceeding $9,000,000 in the aggregate, (vii) liabilities not referred to in any of the other clauses of this Section 2.10 which do not exceed $100,000 in the aggregate and (viii) liabilities which are not required, under GAAP, to be disclosed on the face or in the notes to the Vyteris Financial Statements.


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

           2.11 Tax Returns. All federal, state, county and local income, excise, property and other tax returns required to be filed by Vyteris are true and correct in all material respects and have been timely filed, and all required taxes, fees or assessments have been paid or an adequate reserve therefor has been established in the Vyteris Financial Statements. The federal income tax returns and state and foreign income tax returns of Vyteris have not been audited by the Internal Revenue Service ("IRS") or any other taxing authority within the past five (5) years. Neither the IRS nor any state, local or other taxing authority has proposed any additional taxes, interest or penalties with respect to Vyteris or any of its operations or businesses. There are no pending, or to the knowledge of Vyteris, threatened, tax claims or assessments, and there are no pending, or to the knowledge of Vyteris, threatened, tax examinations by any taxing authorities. Vyteris has not given any waivers of rights (which are currently in effect) under applicable statutes of limitations with respect to the federal income tax returns of Vyteris for any year.

           2.12 Title to Assets. Except as provided for in the Vyteris Financial Statements or as described in Schedule 2.12 of the Vyteris Schedule of Exceptions, Vyteris has good and marketable title to all of its furniture, fixtures, equipment, inventory and other assets owned by Vyteris, and such assets are owned free and clear of all security interests, pledges, liens, restrictions and encumbrances of every kind and nature.

           2.13 Material Contracts. A copy (or summary if oral) of all material agreements, contracts, letters of intent, arrangements, understandings and commitments, whether written or oral, to which Vyteris is a party, or from which Vyteris will receive substantial benefits and which are material to Vyteris (collectively, "Vyteris Contracts"), have been delivered to Treasure Mountain or its counsel and are listed on Schedule 2.13(a) of the Vyteris Schedule of Exceptions. Any Vyteris Contracts entered into between the date hereof and the Closing will be delivered to Treasure Mountain or its counsel prior to Closing. Except as set forth in Schedule 2.13(b) of the Vyteris Schedule of Exceptions, the validity and enforceability of, and rights of Vyteris contained in, each such Vyteris Contract shall not be adversely effected by the Merger or the transactions contemplated hereby or any actions taken in furtherance hereof. Except as set forth in Schedule 2.13(c) of the Vyteris Schedule of Exceptions, Vyteris is not in material default under any Vyteris Contract.

           2.14 Legal Proceedings. Except for legal proceedings described in the Private Placement Memorandum, there are no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature pending, or to Vyteris' knowledge, threatened, directly or indirectly involving Vyteris or its officers, directors, employees or affiliates, individually or in the aggregate, in which an unfavorable determination could result in suspension or termination of Vyteris' business or authority to conduct such business in any jurisdiction or could result in the payment by Vyteris of more than $250,000, or challenging the validity or propriety of the transactions contemplated by this Agreement. Vyteris is not a party to any order, judgment or decree which will, or might reasonably be expected to, materially adversely affect the business, operations, properties, assets or financial condition of Vyteris.


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           2.15 Certain Transactions.  Except as set forth on Section 2.8 of the
Vyteris Schedule of Exceptions, since March 31, 2004 there have been (i) no bonuses or extraordinary compensation to any of the officers or directors of Vyteris and (ii) no loans made to or any other transactions with any of the officers or directors of Vyteris or their families.

           2.16 Insurance. Vyteris maintains casualty and liability policies and other insurance policies with respect to its business which are appropriate and customary for businesses similar in size, industry and risk profile to Vyteris. Copies of all of the policies of insurance and bonds presently in force with respect to Vyteris, including without limitation those covering properties, buildings, machinery, equipment, worker's compensation, product liability, officers and directors and public liability, have been made available to Treasure Mountain. All such insurance is outstanding and in full force and effect, with all premiums thereon duly paid, and Vyteris has not received any notice of cancellation of any such policies.

           2.17 Intellectual Property.

                     (a) Set forth on Schedule 2.17 of the Vyteris Schedule of Exceptions is a true and complete list, as of the date hereof, of all material patents, trademarks, trade names, service marks, and registered copyrights (and all pending applications or current registrations for any of the foregoing), and all licenses granted to Vyteris by third parties of patent rights, trademark rights, trade name rights and service mark rights (together with trade secrets and know how used in the conduct of Vyteris' business, the "Vyteris Intellectual Property Rights"). Except as set forth on Schedule 2.17 of the Vyteris Schedule of Exceptions, to the knowledge of Vyteris, Vyteris owns, or has validly licensed or otherwise has the right to use or exploit, as currently used or exploited, all of the Vyteris Intellectual Property Rights, free of any lien or any obligation to make any payment (whether of a royalty, license fee, compensation or otherwise). To the knowledge of Vyteris after due inquiry, no claims are pending or threatened against Vyteris to the effect that Vyteris is infringing or otherwise violating the rights of any person with regard to any Vyteris Intellectual Property Right or that any Vyteris Intellectual Property Right is invalid or unenforceable. To the knowledge of Vyteris, no person is infringing the rights of Vyteris with respect to any Vyteris Intellectual Property Right nor, to the knowledge of Vyteris, has any person threatened to do so. To the knowledge of Vyteris, neither Vyteris, nor any of its employees, agents or independent contractors, in connection with the performance of such person's services with Vyteris, as the case may be, has used, appropriated or disclosed, directly or indirectly, any trade secret or other proprietary or confidential information of any other person without the right to do so, or otherwise violated any confidential relationship with any other person, other than such actions that did not have, or could not reasonably be expected to have, a Material Adverse Effect on Vyteris.

                     (b) Except as set forth on Schedule 2.17 of the Vyteris Schedule of Exceptions:

                     (i) All former and current consultants or contractors of Vyteris have executed and delivered written instruments with Vyteris, that assign to Vyteris all rights to any inventions, improvements, discoveries or information developed by them. All employees of Vyteris who participated in the creation or contributed to the development of the Vyteris Intellectual Property Rights were


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           employees of Vyteris at the time of  rendering  such  services,  such services were within the scope of their employment and such employees have validly assigned any rights to the Vyteris Intellectual Property Rights to Vyteris; and

                     (ii) Vyteris has taken all such security measures as it has determined are commercially reasonable and appropriate, including entering into appropriate confidentiality and nondisclosure agreements with all of its employees, consultants and contractors, and any other persons with access to the trade secrets or know how of Vyteris, to protect the secrecy, confidentiality and value of all such trade secrets or know how. There has not been any breach by Vyteris, nor, to the knowledge of Vyteris, any other party to any such agreement, other than such actions that could not reasonably be expected to have a Material Adverse Effect on Vyteris.

           2.18 Compliance with Laws. Vyteris has in all material respects operated its business and conducted its affairs in compliance with all applicable laws, rules and regulations.

           2.19 Related Party Contracts. Except as set forth on Schedule 2.19 of the Vyteris Schedule of Exceptions and except for transactions between Vyteris and Spencer Trask Specialty Group, LLC or its affiliates, there are no loans (other than advances made in the ordinary course of business consistent with past practice), leases, agreements, arrangements understandings or Vyteris Contracts outstanding between Vyteris and any of its officers, directors or any person related to or affiliated with any such officers or directors.

           2.20 Officer and Director Information. During the past five years, neither Vyteris, nor any of its officers or directors, nor any person intended upon consummation of the Merger to be nominated by Vyteris to become an officer or director of Treasure Mountain or any successor entity or subsidiary, has been the subject of:

                     (a) a petition under the Federal bankruptcy laws or any other insolvency or moratorium law or a petition seeking to appoint a receiver, fiscal agent or similar officer for the business or property of Vyteris or such person, or any partnership in which Vyteris or any such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which any such person was an executive officer at or within two years before the time of such filing;

                     (b) a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations which do not relate to driving while intoxicated or driving under the influence of an intoxicating substance);

                     (c)  any  order,   judgment  or  decree,  not  subsequently
reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining Vyteris or any such person from, or otherwise limiting, the following activities:

                     (i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by


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

           the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

                     (ii) Engaging in any type of business practice; or

                     (iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal, state or other securities laws or commodities laws;

                     (d)  any  order,   judgment  or  decree,  not  subsequently
reversed, suspended or vacated, of any Federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of Vyteris or any such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity;

                     (e) a finding by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission (the "Commission") to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

                     (f) a finding by a court of competent jurisdiction in a civil action or by the United States Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated. All items described in clauses (a) through (f) above are collectively referred to herein as "Adverse Events."

           2.21 Benefit Plans. Except as set forth on Schedule 2.21 of the Vyteris Schedule of Exceptions, Vyteris does not have any pension plan, profit sharing plan or similar employee benefit plan.

           2.22 Consents and Approvals. Except for the consent and approval of the stockholders of Vyteris, any consents required pursuant to any Vyteris Contracts, any consents, filings or approvals that may be required by ISRA, compliance with applicable federal and state securities laws and the filing of the Certificate of Merger, no consents or approvals of, or filings or registrations with, any third party or any public body or authority (any of the foregoing, a "Consent") are necessary in connection with (i) the execution and delivery by Vyteris of this Agreement and (ii) the consummation by Vyteris of the Merger and of all other transactions contemplated hereby.

           2.23 Finder's Fees. Vyteris knows of no person who rendered any service in connection with the introduction of the Companies to any of the other Companies, for a "finder's fee" or similar type of fee in connection with the Merger and the other transactions contemplated hereby.

           2.24 Employee Matters. No employees of Vyteris are on strike or to Vyteris' knowledge threatening any strike or work stoppage. Vyteris does not have any obligations under any collective bargaining or labor union agreements, nor is Vyteris involved in any material controversy with any of its employees or any organization representing any of its employees. Vyteris believes its relationships with its employees are good.

           2.25 Disclosure. None of the information supplied or to be supplied by or about Vyteris for inclusion or incorporation by reference in any information to be supplied to holders of Treasure Mountain Common Stock or Vyteris capital stock concerning the Merger contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

           2.26 Charter Documents. As of the date hereof, the charter documents of Vyteris have not been altered since its incorporation, except as filed in the record books of Vyteris and delivered to Treasure Mountain.

           2.27 Corporate Minute Books. Except with respect to the proceedings of the compensation committee of Vyteris' Board of Directors, the corporate minute books of Vyteris shall be complete in all material respects prior to July 15, 2004 and the minutes and consents contained therein shall, prior to July 15, 2004, accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All material actions by Vyteris which required director or shareholder approval shall, prior to July 15, 2004, be reflected in the corporate minute books of Vyteris. Except for any violation, breach or default arising from the fact that Treasure Mountain does not have sufficient authorized shares of common stock or preferred stock to cover all of the shares of Treasure Mountain capital stock issuable hereunder, Vyteris is not in material violation or breach of, or in material default with respect to, any term of its Certificate of Incorporation (or other charter documents) or by-laws.

           2.28 Trading With the Enemy Act; Patriot Act. No sale of Vyteris' securities nor Vyteris' use of the proceeds from such sale has violated the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, Vyteris (a) is not a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) and (b) does not engage in any dealings or transactions, and is not otherwise associated with any such person. Vyteris is in material compliance with the USA Patriot Act of 2001 (signed into law October 26, 2001).

           3. Representations, Warranties and Covenants Regarding Vyteris Mergerco. Treasure Mountain and Vyteris Mergerco each jointly and severally represents, warrants and covenants to Vyteris as follows with respect to Vyteris Mergerco except to the extent set forth on the corresponding sections of a schedule of exceptions delivered to Vyteris contemporaneous with the execution of this Agreement ("Treasure Mountain Schedule of Exceptions"):

           3.1 Organization; Capitalization. Vyteris Mergerco is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware. Vyteris Mergerco is authorized to issue only the Vyteris Mergerco Shares. The only shares of Vyteris Mergerco capital stock outstanding are the Vyteris Mergerco Shares, which are fully paid and nonassessable. At the Effective Time, all of such shares shall be owned solely by Treasure Mountain. There are no issued or outstanding options or warrants to purchase Vyteris Mergerco Shares or any issued or outstanding securities of any nature convertible into Vyteris Mergerco Shares, or any agreements or understandings to issue any Vyteris Mergerco Shares, options or warrants. Vyteris Mergerco has not granted to any person any right of first refusal, right of participation, or any similar right with respect to the disposition of any shares of its capital stock.

           3.2 Authority; Binding Agreement Vyteris Mergerco has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including without limitation (to the extent applicable) the Merger. This Agreement and the transactions contemplated hereby have been duly approved by the Board of Directors of Vyteris Mergerco and by Treasure Mountain as the sole shareholder of Vyteris Mergerco. This Agreement has been duly executed and delivered by Vyteris Mergerco and constitutes the legal, valid and binding obligation of Vyteris Mergerco, enforceable against it in accordance with the terms hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of rights hereunder or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

           3.3 No Business Activity. Vyteris Mergerco has been organized solely for the purpose of consummating the Merger and, since its inception, has had no business activity of any nature other than those related to its organization or as contemplated by this Agreement.

           3.4 Issuance of Securities. Since its inception, Vyteris Mergerco has not issued or committed itself to issue, and to the Effective Date will not issue or commit to issue, any Vyteris Mergerco Shares or any options, rights, warrants, or other securities convertible into Vyteris Mergerco Shares, except for the issuance of the Vyteris Mergerco Shares to Treasure Mountain.

           3.5 Consents and Approvals. Except for the compliance with applicable securities laws and the filing of the Certificate of Merger, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with (i) the execution and delivery by Vyteris Mergerco of this Agreement and (ii) the consummation by Vyteris Mergerco of the Merger and the other transactions contemplated hereby.

           3.6 No Conflicts. The execution and delivery by Vyteris Mergerco of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement by Vyteris Mergerco will not conflict with, result in a breach of or constitute or give rise to a default under any indenture, mortgage, deed of trust or other agreement, instrument or contract to which Vyteris Mergerco is now a party or by which it or any of its assets or properties are bound or its Certificate of Incorporation or the bylaws of Vyteris Mergerco, or any law, order, rule or regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over Vyteris Mergerco or any of its businesses or properties.

           3.7 Subsidiaries. Vyteris Mergerco has no subsidiaries, nor does it own any direct or indirect interest in any other business entity.

           3.8 Financial Condition. Except for (i) the incurring of expenses of its organization, (ii) the issuance of the Vyteris Mergerco Shares to Treasure Mountain, (iii) the incurring of expenses relating to this Agreement and the consummation of the transactions contemplated by this Agreement, and (iv) the consummation of the Merger, Vyteris Mergerco has had, and at the Effective Time will have had, no business and no financial or other transactions of any nature whatsoever.

           3.9 Liabilities. Vyteris Mergerco has no liabilities (including, but not limited to, tax liabilities) nor are there any claims against Vyteris Mergerco (whether such liabilities or claims are contingent or absolute, direct or indirect, and matured or unmatured) except for liabilities for its organization expenses or expenses incurred in connection with the Merger and the consummation of the transactions contemplated by this Agreement.

           3.10 Assets. Vyteris Mergerco has no fixtures, furniture, equipment, inventory, accounts receivable or other assets other than its interest in this Agreement.

           3.11 Contracts. Vyteris Mergerco has no contracts or commitments to which it is a party, except for this Agreement and other documents and instruments contemplated hereby in connection with the Merger.

           3.12 Legal Proceedings. There are no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature against Vyteris Mergerco, or challenging the validity or propriety of the transactions contemplated by this Agreement and, to Vyteris Mergerco's knowledge, there is no reasonable basis for any other proceeding, claim, action or governmental investigation against Vyteris Mergerco. Vyteris Mergerco is not a party to any order, judgment or decree which will, or might reasonably be expected to, have a Material Adverse Effect on Vyteris Mergerco.

           3.13 Employee Matters; Related Party Transactions. Since the inception of Vyteris Mergerco there have been, and to the Effective Time there will be (i) no salaried or otherwise compensated employees and no bonuses paid to any officer or director of Vyteris Mergerco; (ii) no loans made to or any transactions with any officer or director of Vyteris Mergerco; (iii) no dividends or other distributions declared or paid by Vyteris Mergerco; and (iv) no purchase by Vyteris Mergerco of any Vyteris Mergerco Shares.

           3.14 Intellectual Property. Vyteris Mergerco has no patents, patent applications, trademarks, trademark registrations, tradenames, copyrights, copyright registrations or applications therefor or any other intellectual property. Vyteris Mergerco has no knowledge of any infringements by such party of any third party's intellectual property. To the knowledge of Vyteris
Mergerco, neither Vyteris Mergerco nor any of its employees, agents or independent contractors, in connection with the performance of such person's services with Vyteris Mergerco, as the case may be, has used, appropriated or disclosed, directly or indirectly, any trade secret or other proprietary or confidential information of any other person without the right to do so, or otherwise violated any confidential relationship with any other person

           3.15 Compliance with Laws. Since its inception, Vyteris Mergerco has in all material respects operated its business and conducted its affairs in compliance with all applicable laws, rules and regulations.

           3.16 Officer and Director Information. During the past five years, no officer or director of Vyteris Mergerco has been the subject of any Adverse Event.

           3.17 Benefit Plans. Vyteris Mergerco does not have any pension plan, profit sharing plan or similar employee benefit plan.

           3.18 Finder's Fees. Vyteris Mergerco knows of no person who rendered any service in connection with the introduction of any of the parties hereto to any of the other parties hereto, for a "finder's fee" or similar type of fee in connection with the Merger or any of the other transactions contemplated hereby.

           3.19 Charter Documents. The charter documents of Vyteris Mergerco have been delivered to Vyteris and have not been altered since the incorporation of such entities.

           3.20 Minute Books. The corporate minute books of Vyteris Mergerco are complete in all material respects and the minutes and consents contained therein accurately reflect the actions that were taken at each duly called and held meeting or by consent without a meeting. All material actions by Vyteris Mergerco which required director or shareholder approval are reflected in the corporate minute books of Vyteris Mergerco. Vyteris Mergerco is not in material violation or breach of, or in material default with respect to, any term of its Certificate of Incorporation (or other charter documents) or by-laws.

           3.21 Trading With the Enemy Act; Patriot Act. No sale of securities by Vyteris Mergerco nor its use of the proceeds from such sale has violated the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, Vyteris Mergerco (a) is not a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) and (b) does not engage in any dealings or transactions, or is otherwise associated with any such person. Vyteris Mergerco is in compliance in all material respects with the USA Patriot Act of 2001.

           3.22 Foreign Qualifications. Vyteris Mergerco is qualified or licensed as a foreign corporation in all jurisdictions where its business or ownership of assets so requires, except where the failure to be qualified or licensed would not be reasonably expected to have a Material Adverse Effect on

Vyteris Mergerco. A list of all such jurisdictions where Vyteris Mergerco is qualified or licensed as a foreign corporation is set forth as Schedule 3.22 of the Treasure Mountain Schedule of Exceptions. The business of Vyteris Mergerco does not require it to be registered as an investment company or investment adviser, as such terms are defined under the Investment Company Act of 1940 and the Investment Advisors Act of 1940, each as amended.

           4. Representations, Warranties and Covenants of Treasure Mountain. Treasure Mountain hereby represents, warrants and covenants to Vyteris, except to the extent set forth on the corresponding sections of the Treasure Mountain Schedule of Exceptions, as follows:

           4.1 Organization; Capitalization; Authority. Treasure Mountain is a duly organized and validly existing corporation in good standing under the laws of the State of Nevada, authorized to issue an aggregate of 50,000,000 shares of Treasure Mountain Common Stock and no other shares of capital stock. Immediately prior to the consummation of the Merger, there will be issued and outstanding 3,412,117 shares of Treasure Mountain Common Stock, all of which such issued and outstanding shares are validly issued, fully paid and nonassessable. Except as described in the Current SEC Reports (as defined below) or as contemplated by this Agreement (including as contemplated by Section 10.12), immediately prior to the consummation of the Merger there will be no issued or outstanding securities convertible or exercisable into or exchangeable for, and no issued or outstanding options, warrants or other rights, or commitments or agreements of any kind, contingent or otherwise, to purchase or otherwise acquire, Treasure Mountain Common Stock. Treasure Mountain has not reserved any authorized but unissued shares of Treasure Mountain Common Stock other than for securities issuable pursuant to this Agreement, including securities issuable pursuant to
Section 10.12. Treasure Mountain has not granted to any person any right of first refusal, right of participation, or any similar right with respect to disposition of any shares of its capital stock. No shares of capital stock of Treasure Mountain (including shares of capital stock of Treasure Mountain's Utah predecessor corporation) were issued in violation of the preemptive rights of any person or entity. Treasure Mountain has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been duly approved by the Board of Directors of Treasure Mountain.

           4.2 Binding Agreement. This Agreement has been duly executed and delivered by Treasure Mountain and constitutes the legal, valid and binding obligation of Treasure Mountain enforceable against it in accordance with the terms hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of rights hereunder or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

           4.3 Recent Business Operations. Except as set forth in its most recent SEC Report (as defined below) filed prior to the date hereof, Treasure Mountain has not been engaged in any business activity since at least January 1, 1998 other than the search for an acquisition or merger partner.

           4.4 Foreign Qualifications. Treasure Mountain is qualified or licensed as a foreign corporation in all jurisdictions where its business or ownership of assets so requires, except where the failure to be qualified or licensed would not be reasonably expected to have a Material Adverse Effect on Treasure Mountain. A list of all such jurisdictions where Treasure Mountain is qualified or licensed as a foreign corporation is set forth as Schedule 3.22 of the Treasure Mountain Schedule of Exceptions. The business of Treasure Mountain does not require it to be registered as an investment company or investment advisor, as such terms are defined under the Investment Company Act of 1940 and the Investment Advisors Act of 1940, each as amended.

           4.5 Subsidiaries. Treasure Mountain has no subsidiaries, except for Vyteris Mergerco, nor does it own any direct or indirect interest in any other business entity.

           4.6 Financial Statements. The financial statements of Treasure Mountain, consisting of its Balance Sheets, Statements of Operations, Statements of Stockholders' Equity and Statements of Cash Flows, all as at or for the years ended December 31, 2002 and December 31, 2003 or as at or for the three months ended March 31, 2003 and March 31, 2004, as set forth in the SEC Reports, and all together with accompanying notes, if any, are complete and correct in all material respects, present fairly the financial position of Treasure Mountain as of the dates thereof and the results of operations, cash flows and changes in financial position of Treasure Mountain for the periods covered thereby, and were prepared in accordance with GAAP, and have been adjusted for all normal and recurring accruals. All the financial statements referenced herein regarding Treasure Mountain are collectively referred to as the "Treasure Mountain Financial Statements", all of which have been delivered to Vyteris and are true, correct and complete in all material respects. All of the Treasure Mountain Financial Statements for the years ended December 31, 2002 and 2003 have been audited by Madsen & Associates, CPA's Inc., whose audit report has been provided to Vyteris.

           4.7 No Adverse Events. Since March 31, 2004, except for (i) matters referred to in the Treasure Mountain Financial Statements, Treasure Mountain's Annual Report on Form 10-KSB for the year ended December 31, 2003 (the "10-K") or Treasure Mountain's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 (collectively with the 10-K, the "Current SEC Reports"), (ii) matters described in Section 4.7 of the Treasure Mountain Schedule of Exceptions, (iii) the transactions contemplated hereunder and (iv) matters which do not, individually or in the aggregate, have a Material Adverse Effect on Treasure Mountain:

                     (i) there has not been any material adverse change in the financial position or condition of Treasure Mountain, or in its liabilities or its assets or any damage, loss or other change in circumstances materially affecting Treasure Mountain, its business or its assets or its right to carry on its business, other than changes in the ordinary course of business or due to general economic, industry or political conditions;

                     (ii) Treasure Mountain has not entered into any transaction other than transactions in the ordinary course of business consistent with past practice;

                     (iii)  there  has  been  no  sale,  assignment,   transfer,
           mortgage,  pledge,  encumbrance  or lease of any asset or property of

           Treasure Mountain that was not in the ordinary course of business consistent with past practice;

                     (iv) there has been (i) no declaration or payment of a dividend, or any other declaration, payment or distribution of any type or nature to any stockholder of Treasure Mountain in respect of its stock, whether in cash or property, (ii) no purchase or redemption of any share of the capital stock of Treasure Mountain,
           (iii) no issuance of any shares of the capital stock of Treasure Mountain, (iv) no grant of any option, warrant or right to purchase any capital stock of Treasure Mountain and (v) no issuance of any security or instrument exchangeable for or convertible into any capital stock of Treasure Mountain;

                     (v) there has been no declaration, payment, or commitment for the payment, by Treasure Mountain, of a bonus or other additional salary, compensation, or benefit to any employee of Treasure Mountain;

                     (vi) there has been no release, compromise, waiver or cancellation of any debt to or claim by Treasure Mountain, or of any material right of Treasure Mountain;

                     (vii) there have been no capital expenditures by Treasure Mountain;

                     (viii) there have been no changes in accounting methods or practices or revaluation of any asset of Treasure Mountain;

                     (ix) there has been no material damage or destruction to, or loss of, physical property (whether or not covered by insurance) adversely affecting the business or the operations of Treasure Mountain;

                     (x) there has been no loan by Treasure Mountain, or guaranty by Treasure Mountain of any loan, to any employee of Treasure Mountain, other than advances made in the ordinary course of business;

                     (xi) there has been no amendment or termination of any material oral or written contract, agreement or license to which Treasure Mountain is or was a party or by which Treasure Mountain is or was bound, except in the ordinary course of business or as expressly contemplated hereby;

                     (xii) Treasure Mountain has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than in connection with the payment of current liabilities or the conversion of outstanding indebtedness;

                     (xiii) there has been no agreement or commitment by Treasure Mountain to do any of the foregoing; and

                     (xiv) there has been no other event or condition of any character that has had, or could reasonably be expected to have, a Material Adverse Effect as to Treasure Mountain.

           4.8 Liabilities. Except as contemplated by the Current SEC Reports, there are no liabilities (including, but not limited to, tax liabilities) or claims against Treasure Mountain (whether such liabilities or claims are contingent or absolute, direct or indirect, accrued or unaccrued and matured or unmatured) not appearing on the Treasure Mountain Financial Statements, except for (i) liabilities for expenses incurred relating to this Agreement and the consummation of the transactions contemplated hereby and (ii) liabilities and commitments incurred or made in the ordinary course of Treasure Mountain's business or taxes incurred on earnings since March 31, 2004.

           4.9 Tax Returns. All Federal, state, county and local income, excise, property and other tax returns required to be filed by Treasure Mountain are true and correct in all material respects and have been timely filed, and all required taxes, fees or assessments have been paid or an adequate reserve therefor has been established in the Treasure Mountain Financial Statements. The federal income tax returns and state and foreign income tax returns of Treasure Mountain have not been audited by the IRS or any other taxing authority within the past five (5) years. Neither the IRS nor any state, local or other taxing authority has proposed any additional taxes, interest or penalties with respect to Treasure Mountain or any of its operations or businesses. There are no pending, or to the knowledge of Treasure Mountain, threatened, tax claims or assessments, and there are no pending, or to the knowledge of Treasure Mountain, threatened, tax examinations by any taxing authorities. Treasure Mountain has not given any waivers of rights (which are currently in effect) under applicable statutes of limitations with respect to the federal income tax returns of Treasure Mountain for any year.

           4.10 Assets. Treasure Mountain has, and at the Effective Time, will have, no fixtures, furniture, equipment, inventory, accounts receivable or other assets except for approximately $100 in cash.

           4.11 Contracts. Except as set forth in the Current SEC Reports, Treasure Mountain has no material contracts to which it is a party.

           4.12 No Conflicts. The execution and delivery by Treasure Mountain of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement by Treasure Mountain will not conflict with, result in a breach of or constitute or give rise to a default under any indenture, mortgage, deed of trust or other agreement, instrument or contract to which Treasure Mountain is now a party or by which it or any of its assets or properties are bound or its Certificate of Incorporation or the bylaws of Treasure Mountain, or any law, order, rule or regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over Treasure Mountain or any of its businesses or properties.

           4.13 Legal Proceedings. There are no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature pending or to Treasure Mountain's knowledge threatened, against Treasure Mountain, including, but not limited to any shareholder claims or derivative actions, or challenges to the validity or propriety of the transactions contemplated by this Agreement, and, to Treasure Mountain's best knowledge, there is no reasonable basis for any proceeding, claim, action or governmental investigation against Treasure Mountain. Treasure Mountain is not a party to any order, judgment or decree.

           4.14 Trading With the Enemy Act; Patriot Act. No sale of securities by Treasure Mountain nor Treasure Mountain's use of the proceeds from such sale has violated the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, Treasure Mountain (a) is not a person whose property or interests in property are blocked pursuant to
Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) and (b) does not engage in any dealings or transactions, or is otherwise associated with any such person. Treasure Mountain is in compliance in all material respects with the USA Patriot Act of 2001.

           4.15 Issuances of Securities. Except as set forth in the Current SEC Reports, since December 31, 2003, Treasure Mountain has not issued or committed itself to issue, and prior to the consummation of the Merger will not issue or commit itself to issue, any Treasure Mountain Common Stock or any other security or any options, warrants, or other right to purchase any Treasure Mountain Common Stock or any other security, except as contemplated by this Agreement (including as contemplated by Section 10.12) and as set forth on Schedule 4.15 of the Treasure Mountain Schedule of Exceptions.

           4.16 Intellectual Property. Treasure Mountain has no patents, patent applications, trademarks, trademark registrations, trade names, copyrights, copyright registrations or applications therefor. Treasure Mountain has no knowledge of any infringements by Treasure Mountain of any third party's intellectual property. To the knowledge of Treasure Mountain, neither Treasure Mountain, nor any of its employees, agents or independent contractors, in connection with the performance of such person's services with Treasure Mountain, as the case may be, has used, appropriated or disclosed, directly or indirectly, any trade secret or other proprietary or confidential information of any other person without the right to do so, or otherwise violated any confidential relationship with any other person.

           4.17 Compliance with Laws. Treasure Mountain has in all material respects operated its business and conducted its affairs in compliance with all applicable laws, rules and regulations. To the best of its knowledge, Treasure Mountain is not in violation of any Federal, state or local environmental law or regulation.

           4.18 Related Party Transactions. Except as contemplated hereby or set forth in the Current SEC Reports, immediately prior to the consummation of the Merger, there will be no loans, leases, commitments, arrangements or other contracts of any kind or nature outstanding between (i) Treasure Mountain and
(ii) any officer or director of Treasure Mountain or any person related to or affiliated with any officer or director of Treasure Mountain.

           4.19 Officers and Directors. During the past five years, no officer or director of Treasure Mountain has been the subject of any Adverse Event.

           4.20 Employee Benefit Plans. Treasure Mountain has no pension plan, profit sharing plan or similar employee benefit plan.

4.21 Consents. Except for the filing of the Certificate of Merger, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with (i) the execution and delivery by Treasure Mountain of this Agreement and (ii) the consummation by Treasure Mountain of the transactions contemplated hereby

4.22 Finder's Fees. Treasure Mountain knows of no person who rendered any service in connection with the introduction of any of the parties hereto to any of the other parties hereto, for a "finder's fee" or similar type of fee in connection with the Merger or any of the other transactions contemplated hereby.

           4.23 Employees; Other Matters. Except as set forth in the Current SEC Reports, Treasure Mountain has no employees.

           4.24 Disclosure. None of the information supplied or to be supplied by or about Treasure Mountain for inclusion or incorporation by reference in any information to be supplied to holders of Treasure Mountain Common Stock or Vyteris capital stock concerning the Merger contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

           4.25 SEC Reports; Financial Statements. Treasure Mountain has filed all reports required to be filed by it under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, since January 1, 2002 (the foregoing materials filed through June 25, 2004 being collectively referred to herein as the "SEC Reports"). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Treasure Mountain included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of Treasure Mountain as of the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

           4.26 Charter Documents. Treasure Mountain has delivered to Vyteris a true copy of the charter documents of Treasure Mountain from the incorporation of Treasure Mountain. No modification of such documents shall be made without Vyteris' consent.

           4.27 Minute Books. The corporate minute books of Treasure Mountain are complete in all material respects and the minutes and consents contained therein accurately reflect the actions that were taken at each duly called and held meeting or by consent without a meeting. All material actions by Treasure Mountain which required director or shareholder approval are reflected in the corporate minute books of Treasure Mountain. Treasure Mountain is not in material violation or breach of, or in material default with respect to, any term of its Certificate of Incorporation (or other charter documents) or by-laws.

           4.28 Nevada Statute. Since May 11, 2001, to the best of its knowledge, Treasure Mountain has not taken any action which violates Sections
78.411 through 78.444 of the Nevada Revised Statutes (the "Interested Stockholder Statutes"). Treasure Mountain was not subject to the Interested Stockholder Statutes prior to May 11, 2001. Treasure Mountain has taken all steps necessary to assure that neither the Merger, nor the Reincorporation Merger nor the adoption of the Charter Amendment will violate the Interested Stockholder Statutes. Since May 11, 2001, to the best of Treasure Mountain's knowledge, no person or entity has become an "interested stockholder" (within the meaning of Section 78.423) of Treasure Mountain unless the Board of Directors of Treasure Mountain approved the transaction by which such person became an "interested stockholder" prior to the consummation of such transaction.

           5. Representations to Survive Closing. The representations, covenants and warranties contained in this Agreement (including any statements contained in any certificate or other instrument delivered by or on behalf of Treasure Mountain, Vyteris Mergerco or Vyteris pursuant hereto or in connection with the transactions contemplated hereby) shall survive the Closing for a period of 6 months from the Effective Time.

           6. The Merger. Subject to the terms and conditions of this Agreement, in accordance with the Delaware General Corporation Law, at the Effective Time, Vyteris Mergerco shall merge with and into Vyteris. Vyteris shall be the surviving corporation (hereinafter sometimes called the "Surviving Corporation") in the Merger, and shall continue its corporate existence under the laws of the State of Delaware. The name of the Surviving Corporation shall continue to be Vyteris, Inc. Upon consummation of the Merger, the separate corporate existence of Vyteris Mergerco shall terminate. At the Effective Time, the Surviving Corporation shall be considered the same business and corporate entity as each of Vyteris Mergerco and Vyteris and, thereupon and thereafter, all the property, rights, privileges, powers and franchises of each of Vyteris Mergerco and Vyteris shall vest in the Surviving Corporation and the Surviving Corporation shall be subject to and be deemed to have assumed all of the debts, liabilities, obligations and duties of each of Vyteris Mergerco and Vyteris and shall have succeeded to each of their relationships, as fully and to the same extent as if such property, rights, privileges, powers, franchises, debts, liabilities, obligations, duties and relationships had been originally acquired, incurred or entered into by the Surviving Corporation. In addition, any reference to either of Vyteris Mergerco or Vyteris in any contract or document, whether executed or taking effect before or after the Effective Time, shall be considered a reference to the Surviving Corporation if not inconsistent with the other provisions of the contract or document; and any pending action or other judicial proceeding to which either of Vyteris Mergerco or Vyteris is a party shall not be deemed to have abated or to have discontinued by reason of the Merger, but may be prosecuted to final judgment, order or decree in the same manner as if the Merger had not been made; or the Surviving Corporation may be substituted as a party to such action or proceeding, and any judgment, order or decree may be rendered for or against it that might have been rendered for or against either of Vyteris Mergerco or Vyteris if the Merger had not occurred.

           7. Treatment of Securities of Constituent Corporations in the Mergers. The terms and conditions of the Merger, the mode of carrying the same into effect, and the manner and basis of converting the securities of each of the constituent corporations in the Merger is as follows:

           7.1. Treatment of the Vyteris Common Stock. At the Effective Time, each share of Vyteris Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of this Agreement, cease to be outstanding and shall be converted into and become the right to receive a number of shares of Treasure Mountain Common Stock equal to the "Vyteris Common Conversion Number" upon surrender of such certificates evidencing such shares. For purposes of this Agreement, the "Vyteris Common Conversion Number" shall be 4.19. It is acknowledged that there will not be a sufficient number of authorized but unissued shares of Treasure Mountain Common Stock to issue to those individuals and entities that, immediately prior to the Effective Time, are owners of Vyteris Common Stock (the "Former Common Stockholders") and to reserve for issuance pursuant to Sections 7.2, 7.3 and 7.4. Accordingly, the conversion of shares of Vyteris Common Stock into shares of Treasure Mountain Common Stock shall be effected in accordance with the following provisions:

                     (a) For purposes of this Agreement, the following terms shall have the following meanings:

                               (I)  "Available  Treasure  Mountain  Common Share
Number" shall mean the number of authorized but unissued shares of Treasure Mountain Common Stock immediately after the Effective Time, excluding from this calculation any shares of Treasure Mountain Common Stock issuable pursuant to the Merger, less a reserve of (x) 25,000 shares and (y) 1,500,000 shares to be reserved for issuance upon exercise of the warrants issuable pursuant to Section
10.12 hereof.

                               (II) "Common Share Fraction" shall mean, for each
of the Former Common Stockholders, a fraction, the numerator of which is the number of shares of Vyteris Common Stock which such Former Common Stockholder owned immediately prior to the Effective Time and the denominator of which is the number of shares of Vyteris Common Stock outstanding immediately prior to the Effective Time.

                               (III) "Common Stock Merger Consideration  Number"
shall mean, for each Former Common Stockholder, the number of shares of Vyteris Common Stock owned by such stockholder immediately prior to the Effective Time multiplied by the Vyteris Common Stock Conversion Number.

                     (b) Upon consummation of the Merger, each Former Common Stockholder shall be entitled to receive stock certificates representing a number of shares of Treasure Mountain Common Stock (for such stockholder, such stockholder's "Base Number") equal to such Former Common Stockholder's Common Share Fraction multiplied by the Available Treasure Mountain Common Share Number.

                     (c) Upon consummation of the Merger, each Former Common Stockholder shall also be entitled to receive a rights certificate (a "Common Stock Rights Certificate"), in form and substance reasonably approved by Vyteris prior to the consummation of the Merger, entitling such stockholder to receive a number of shares of Treasure Mountain Common Stock equal to such stockholder's Common Stock Merger Consideration Number minus such stockholder's Base Number.

                     (d) Promptly after the Effective Time, Treasure Mountain shall use its best efforts to effect either (but not both) of the following actions described below in (I) and (II) (the Reincorporation Merger (as defined below)) and (III) (the Charter Amendment (as defined below)) (collectively, the "Subsequent Actions"):

                               (I)  Treasure  Mountain  shall form a  subsidiary
incorporated in Delaware ("Newco"). Newco shall be authorized to issue 100,000,000 shares of common stock, par value $.0001 per share ("Newco Common Stock"), 333,333 shares of Series A Convertible Preferred Stock, par value $.0001 per share ("Newco Series A Preferred Stock"), 7,500,000 shares of Series B Convertible Preferred Stock, par value $.0001 per share ("Newco Series B Preferred Stock"), and 42,166,667 additional shares of preferred stock, par value $.0001 per share, undesignated as to series. The terms of the Newco Series A Preferred Stock shall be identical to the terms of Vyteris Series A Preferred Stock, except that each share of Newco Series A Preferred Stock shall be convertible into a number of shares of Newco Common Stock equal to ten percent of the number of shares of Vyteris Common Stock into which one share of Vyteris Series A Preferred Stock is convertible immediately prior to the Effective Time multiplied by the Vyteris Common Conversion Number. The terms of the Newco Series B Preferred Stock shall be identical to the terms of Vyteris Series C Preferred Stock, except that each share of Newco Series B Preferred Stock shall be convertible into a number of shares of Newco Common Stock equal to ten percent of the number of shares of Vyteris Common Stock into which one share of Vyteris Series C Preferred Stock is convertible immediately prior to the Effective Time multiplied by the Vyteris Common Conversion Number. In all other respects, the certificate of incorporation of Newco shall be substantially the same as the certificate of incorporation of Vyteris immediately prior to the Effective Time.

                               (II) Treasure  Mountain shall enter into a merger
agreement providing for Treasure Mountain to merge into Newco (the "Reincorporation Merger"). Such agreement shall provide that upon consummation of the Reincorporation Merger, each share of Treasure Mountain Common Stock outstanding immediately prior to the effective time of that merger shall convert into one tenth of a share of Newco Common Stock, consistent with the provisions of Section 7.12 hereunder.

                               (III) If, for any reason,  the Board of Directors
of Treasure Mountain determines after the Effective Time not to pursue the Reincorporation Merger, then Treasure Mountain shall seek to adopt an amendment to its certification of incorporation (the "Charter Amendment") such that (i) a one for 10 reverse stock split is effected with respect to the outstanding Treasure Mountain Common Stock, (ii) Treasure Mountain has 100,000,000 shares of Treasure Mountain Common Stock authorized for issuance, (iii) Treasure Mountain is authorized to issue 333,333 shares of Series A Convertible Preferred Stock, par value $.0001 per share ("Treasure Mountain Series A Preferred Stock"), (iv) Treasure Mountain is authorized to issue 7,500,000 shares of Series B Convertible Preferred Stock, par value $.0001 per share ("Treasure Mountain
Series B Preferred Stock"), (v) Treasure Mountain is authorized to issue 42,166,667 additional shares of preferred stock, par value $.0001 per share, undesignated as to series and (vi) such other changes are made such that the certificate of incorporation of Treasure Mountain, as amended, is substantially the same as the certificate of incorporation of Vyteris immediately prior to the Effective Time. The terms of the Treasure Mountain Series A Preferred Stock shall be identical to the terms of Vyteris Series A Preferred Stock, except that each share of Treasure Mountain Series A Preferred Stock shall be convertible into a number of shares of Treasure Mountain Common Stock equal to ten percent of the number of shares of Vyteris Common Stock into which one share of Vyteris Series A Preferred Stock is convertible immediately prior to the Effective Time multiplied by the Vyteris Common Conversion Number, consistent with the provisions of Section 7.12 hereunder. The terms of the Treasure Mountain Series B Preferred Stock shall be identical to the terms of Vyteris Series C Preferred Stock, except that each share of Treasure Mountain Series B Preferred Stock shall be convertible into a number of shares of Treasure Mountain Common Stock equal to ten percent of the number of shares of Vyteris Common Stock into which one share of Vyteris Series C Preferred Stock is convertible immediately prior to the Effective Time multiplied by the Vyteris Common Conversion Number, consistent with the provisions of Section 7.12 hereunder.

                               (IV) If the Reincorporation Merger occurs in lieu
of the Charter Amendment, Newco shall have a stock option plan covering shares of Newco Common Stock in an amount at least equal to the number of shares of Vyteris Common Stock reserved under Vyteris' current incentive stock option plan multiplied by the Vyteris Common Conversion Number divided by ten. If the Charter Amendment occurs in lieu of the Reincorporation Merger, Treasure Mountain shall have a stock option plan covering shares of Newco Common Stock in an amount at least equal to the number of shares of Vyteris Common Stock reserved under Vyteris' current incentive stock option plan multiplied by the Vyteris Common Conversion Number divided by ten.

           7.2 Treatment of the Vyteris Preferred Stock.

                     (a) Upon consummation of the Merger, each person or entity which, immediately prior to the Effective Time, owned shares of Vyteris Series A Preferred Stock shall be entitled to receive a rights certificate (a "Series A Rights Certificate"), in form and substance reasonably approved by Vyteris prior to the consummation of the Merger, entitling such stockholder to receive:

                               (i) if the  Reincorporation  Merger is  effected,
one share of Newco Series A Preferred Stock for each share of Vyteris Series A Preferred Stock owned by such stockholder immediately prior to the Effective Time; or

                               (ii) if the Charter  Amendment is  effected,  one
share of Treasure Mountain Series A Preferred Stock for each share of Vyteris Series A Preferred Stock owned by such stockholder immediately prior to the Effective Time.

                     (b) Upon consummation of the Merger, each person or entity which, immediately prior to the Effective Time, owned shares of Vyteris Series C Preferred Stock shall be entitled to receive a rights certificate (a "Series B Rights Certificate"), in form and substance approved by Vyteris prior to the consummation of the Merger, entitling such stockholder to receive:

                               (i) if the  Reincorporation  Merger is  effected,
one share of Newco Series B Preferred Stock for each share of Vyteris Series C Preferred Stock owned by such stockholder immediately prior to the Effective Time; or

                               (ii) if the Charter  Amendment is  effected,  one
share of Treasure Mountain Series B Preferred Stock for each share of Vyteris Series C Preferred Stock owned by such stockholder immediately prior to the Effective Time.

           7.3 Treatment of Vyteris Warrants. At the Effective Time, each warrant theretofore granted by Vyteris entitling its holder to purchase shares of Vyteris Common Stock (an "Existing Warrant") shall by virtue of this Agreement be converted into and become the right to receive a warrant to purchase shares of Treasure Mountain Common Stock (a "New Warrant") upon surrender of such certificates evidencing such Existing Warrants. The terms of the New Warrant shall be identical to the terms of the corresponding Existing Warrant, except that:

                     (a) the number of shares of Treasure Mountain Common Stock covered by the New Warrant shall equal the number of shares of Vyteris Common
Stock covered by the Existing Warrant multiplied by the Vyteris Common Conversion Number, subject to adjustment for forward or reverse stock splits, stock dividends, recapitalizations and the like occurring following the Closing;

                     (b) the exercise price of the New Warrant shall equal the exercise price set forth in the corresponding Existing Warrant divided by the Vyteris Common Conversion Number, subject to adjustment for forward or reverse stock splits, stock dividends, recapitalizations and the like occurring following the Closing;

                     (c) upon exercise of the New Warrants, holders thereof shall receive rights certificates in form and substance approved by Vyteris prior to the consummation of the Merger until the effectiveness of either of the Subsequent Actions; and

                     (d) to the extent that the Existing Warrant was, prior to the Effective Time, governed by contractual provisions other than as set forth in the terms of the Existing Warrant, Treasure Mountain shall enter into an agreement (in form and substance reasonably satisfactory to Vyteris) at the Closing pursuant to which Treasure Mountain shall agree to perform all such contractual provisions.

Upon the effectiveness of either of the Subsequent Actions, Treasure Mountain shall cause to be reserved the number of shares of Treasure Mountain Common Stock (or Newco Common Stock) initially issuable upon exercise of all of the New Warrants divided by ten.

           7.4 Treatment of Vyteris Options. At the Effective Time, each option theretofore granted by Vyteris entitling its holder to purchase shares of Vyteris Common Stock (an "Existing Option") shall be converted into and become the right to receive an option to purchase shares of Treasure Mountain Common Stock (a "New Option"). The terms of the New Option shall be identical to the terms of the corresponding Existing Option, except that:

                     (a) the number of shares of Treasure Mountain Common Stock covered by the New Option shall equal the number of shares of Vyteris Common Stock covered by the Existing Option multiplied by the Vyteris Common Conversion Number, subject to adjustment for forward or reverse stock splits, stock dividends, recapitalizations and the like occurring following the Closing;

                     (b) the exercise price of the New Option shall equal the exercise price set forth in the corresponding Existing Option divided by the Vyteris Common Conversion Number, subject to adjustment for forward or reverse stock splits, stock dividends, recapitalizations and the like occurring following the Closing; and

                     (c) upon exercise of a New Option, holders thereof shall receive rights certificates in form and substance approved by Vyteris prior to the consummation of the Merger until the effectiveness of either of the Subsequent Actions.

Upon the effectiveness of either of the Subsequent Actions, Treasure Mountain shall cause to be reserved the number of shares of Treasure Mountain Common Stock initially issuable upon exercise of all of the New Options divided by ten.

           7.5 Treatment of Convertible Notes. As set forth in Sections 10.1 and 11.11, it is a condition of the Closing that all promissory notes convertible into the capital stock of Vyteris shall either have been paid or converted at or prior to the Closing.

           7.6 Treatment of Treasury Shares. At the Effective Time, all (i) shares of Vyteris capital stock held in Vyteris' treasury and (ii) shares of Vyteris capital stock held directly or indirectly by Vyteris shall be canceled and shall cease to exist and no other consideration shall be delivered in exchange therefor.

           7.7 Existence of Vyteris Mergerco. Each share of Vyteris Mergerco common stock issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock, par value $0.0001 per share, of the Surviving Corporation. Such newly issued shares shall thereafter constitute all of the issued and outstanding capital stock of the Surviving Corporation, and shall be owned by Treasure Mountain.

           7.8 Certificate of Incorporation. At the Effective Time, the Certificate of Incorporation of Vyteris, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended in accordance with applicable law.

           7.9 By-Laws. At the Effective Time, the By-Laws of Vyteris, as in effect immediately prior to the Effective Time, shall be the By-Laws of the Surviving Corporation until thereafter amended in accordance with applicable law.

           7.10 Officers and Directors.

                     (a) The officers and directors of Vyteris immediately prior to the Effective Time shall be the officers and directors of the Surviving Corporation immediately after the Effective Time, subject to re-election in accordance with law and the governing documents of Vyteris. Promptly after the date hereof, Treasure Mountain shall send a notice to its stockholders providing information regarding the composition of the Board of Directors of Treasure Mountain upon consummation of the Merger (the "14(f) Notice"), such notice to be in the form and substance of the notice heretofore approved by Vyteris.

                     (b) It is a condition to Vyteris' obligations to consummate the Closing that at the Closing, each member of the Board of Directors of Treasure Mountain other than George Norman (the "Continuing Director") shall resign and that the Continuing Director shall elect to the Treasure Mountain board of directors each of the members of Vyteris' board of directors, effective as of the Effective Time, subject to the mailing of the 14(f) Notice.

                     (c) It is a condition to Vyteris' obligations to consummate the Closing that at the Closing, each officer of Treasure Mountain shall resign and that the Continuing Director shall elect as the sole officers of Treasure Mountain each of the officers of Vyteris, effective as of the Effective Time.

                     (d) It is a condition to Vyteris' obligations to consummate the Closing that at the Closing, the Continuing Director shall submit his resignation, effective as of the Effective Time.

           7.11 Tax Consequences. It is intended that the Merger will be treated for federal income tax purposes as a reorganization within the meaning of
Section 368(a) of the Code. Neither Vyteris nor Treasure Mountain shall act, or fail to act, in a manner that may reasonably be expected to preclude the Merger from being treated as a reorganization within the meaning of Section 368(a) of the Code.

           7.12 Share Right Certificates. The Common Stock Rights Certificates, the Series A Rights Certificates and Series B Rights Certificates (the Common Stock Rights Certificate, the Series A Rights Certificate and the Series B Rights Certificate, collectively, the "Rights Certificates") shall not entitle the holders thereof to any voting or other rights as a stockholder of Treasure Mountain until the effectiveness of either of the Subsequent Actions. As soon as practicable following the effectiveness of either of the Subsequent Actions, Treasure Mountain shall mail (or cause its transfer agent to mail) to each holder of a Rights Certificate a letter of transmittal and instructions for use in effecting the surrender of the Rights Certificate in exchange for shares of Treasure Mountain (or Newco) capital stock. Upon the effectiveness of either of the Subsequent Actions: (i) the Common Stock Rights Certificate holders shall be entitled to receive a number of shares of Treasure Mountain (or Newco) Common Stock equal to the number of shares represented by such certificates divided by ten; (ii) the Series A Rights Certificate holders shall be entitled to receive one share of Treasure Mountain (or Newco) Series A Preferred Stock initially convertible into a number of shares of Treasure Mountain (or Newco) Common Stock equal to ten percent of the number of shares of Vyteris Common Stock into which one share of Vyteris Series A Preferred Stock is convertible immediately prior to the Effective Time multiplied by the Vyteris Common Conversion Number; and
(iii) the Series B Rights Certificate holders shall be entitled to receive one share of Treasure Mountain (or Newco) Series B Preferred Stock initially convertible into a number of shares of Treasure Mountain (or Newco) Common Stock equal to ten percent of the number of shares of Vyteris Common Stock into which one share of Vyteris Series C Preferred Stock is convertible immediately prior to the Effective Time multiplied by the Vyteris Common Conversion Number.

           8. Exchange of Shares. The following provisions shall govern the exchange of shares pursuant to the Merger:

           8.1 Exchange Agent. Vyteris, Vyteris Mergerco and Treasure Mountain hereby appoint Western States Transfer & Registrar (or such other transfer agent as shall be acceptable to Vyteris) (the "Exchange Agent") as the exchange agent for purposes of effecting the conversion hereunder of Treasure Mountain's securities pursuant to the Merger.

           8.2. No Fractional Shares. Notwithstanding anything to the contrary contained herein, no certificates or scrip representing fractional shares of Treasure Mountain capital stock shall be issued upon the surrender for exchange of certificates evidencing securities of Vyteris, no dividend or distribution with respect to Treasure Mountain capital stock shall be payable on or with respect to any fractional share, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a shareholder of Treasure Mountain. In lieu of the issuance of any such fractional share, Treasure Mountain shall pay to each former stockholder of Vyteris who otherwise would be entitled to receive a fractional share of Treasure Mountain capital stock pursuant to the Merger an amount in cash representing the fair value for such share.

           8.3 Affidavit in Lieu of Shares. In the event that any certificate evidencing securities to be surrendered hereunder shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by Treasure Mountain, the posting by such person of a bond in such amount as Treasure Mountain may direct as indemnity against any claim that may be made against it with respect to such certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed certificate the shares of Treasure Mountain capital stock, rights certificates and cash in lieu of fractional shares deliverable in respect thereof pursuant to this Agreement.

           8.4 Letter of Transmittal. As soon as practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates which theretofore represented shares of capital stock of Vyteris (collectively, the "Certificates" and individually, a "Certificate") a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent) and instructions for use in effecting the surrender of the Certificates in exchange for shares of Treasure Mountain capital stock or rights certificates into which the shares of Vyteris capital stock represented by such Certificates shall have been converted pursuant to this Agreement. Vyteris shall have the right to approve both the letter of transmittal and the instructions prior to the Effective Time. After the Effective Time, upon surrender of a Certificate for exchange and cancellation to the Exchange Agent, together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor the shares of Treasure Mountain capital stock or rights certificate to which such holder of Vyteris capital stock shall have become entitled pursuant to the provisions of this Agreement, and the Certificate so surrendered shall forthwith be canceled. No interest will be paid or accrued on any cash to be paid in lieu of fractional shares or on any unpaid dividends or distributions, if any, payable to holders of Certificates.

           8.5 Dividends. No dividends or other distributions declared after the Effective Time with respect to Treasure Mountain capital stock and payable to the holders of record thereof shall be paid to the holder of any unsurrendered Vyteris Certificate until the holder thereof shall surrender such Certificate in accordance with this Section 8. After the surrender of a Certificate in accordance with this Section 8, the record holder thereof shall be entitled to receive any such dividends or other distributions, without any interest thereon, which theretofore had become payable with respect to shares of Treasure Mountain capital stock, if any, represented by such Certificate.

           8.6 Transfer Books. After the Effective Time, there shall be no transfers on the stock transfer books of Vyteris of the shares of Vyteris capital stock which were issued and outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates representing such shares are presented for transfer to the Exchange Agent, they shall be canceled and exchanged for shares of Treasure Mountain capital stock or rights certificates in accordance with the terms of this Agreement.

           8.7 Other Matters. Any portion of the consideration distributable to the holders of Certificates that remains unclaimed by the shareholders of Vyteris for twelve months after the Effective Time shall be paid to Treasure
Mountain (or its successor). Any shareholders of Vyteris who have not theretofore complied with this Section 8 shall thereafter look only to Treasure Mountain (or its successor) for payment of the shares of capital stock, rights certificates, cash in lieu of fractional shares and unpaid dividends and distributions deliverable in respect of each share of Vyteris capital stock such shareholder holds as determined pursuant to this Agreement, in each case, without any interest thereon. If outstanding Certificates are not surrendered or the payment for them is not claimed prior to the date on which such payments would otherwise escheat to or become the property of any governmental unit or agency, the unclaimed items shall, to the extent permitted by abandoned property laws, escheat laws and any other applicable law, become the property of Treasure Mountain or its successor (and to the extent not in its possession shall be paid over to it), free and clear of all claims or interest of any person previously entitled to such claims. Notwithstanding the foregoing, none of Vyteris, Treasure Mountain (or its successor) or the Exchange Agent or any other person shall be liable to any former holder of shares of Vyteris capital stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

           9. Further Assurances of Title. As and when requested by Vyteris, or by any of its successors or assigns, Vyteris Mergerco shall execute and deliver, or cause to be executed and delivered, all such deeds and instruments and will take or cause to be taken all such further action as Vyteris may deem necessary or desirable in order to vest in and confirm to Vyteris title to and possession of the property acquired by Vyteris by reason or as a result of the Merger, and otherwise to carry out the intent and purposes hereof, and the officers and directors of Vyteris and Treasure Mountain, as applicable, are fully authorized in the name of Vyteris or Treasure Mountain or otherwise to take any and all such action.

           10. Conditions of Obligations of Vyteris Mergerco to Consummate the Merger. The obligation of Vyteris Mergerco and Treasure Mountain to consummate the Merger and the other transactions related thereto is subject to satisfaction or waiver of the following conditions prior to the Effective Time:

           10.1 Compliance with Representations and Warranties; Covenants. Each of the representations and warranties of Vyteris in this Agreement shall be true and correct on and as of the Effective Time as if made on and as of such time, except to the extent that any representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date, in either case such that the aggregate effect of any inaccuracies in such representations and warranties do not comprise or would not be reasonably likely to comprise a Material Adverse Effect on Vyteris, in each case without regard (for purposes of this Section 10.1) to any materiality or Material Adverse Effect qualifications contained in such representations and warranties, and Treasure Mountain shall have received a certificate, executed on behalf of Vyteris by Vyteris' president or chief financial officer, to such effect. Vyteris shall have performed or complied in all material respects with all covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time, and Treasure Mountain shall have received certificates executed on behalf of Vyteris by Vyteris' president or chief financial officer, to such effect.

           10.2 Losses. Vyteris shall not have suffered a loss on account of fire, flood, accident or other calamity of such a character as to interfere materially with the continuous operation of its business or materially affect adversely its condition, financial or otherwise, regardless of whether or not such loss shall have been insured.

           10.3 No Material Adverse Change. Except as disclosed in this Agreement, the Private Placement Memorandum or in any document delivered in connection with this Agreement, no Material Adverse Effect on Vyteris shall have occurred since March 31, 2004.

           10.4 Disposition of Assets. Since March 31, 2004, none of the properties or assets of Vyteris shall have been sold or otherwise disposed of other than in the ordinary course of business in accordance with past practice, except with the prior written consent of Treasure Mountain.

           10.5 Other Approvals. This Agreement and the transactions contemplated hereby shall have been approved by appropriate action of the Board of Directors and stockholders, as required, of Vyteris and resolutions to that effect shall have been delivered to Treasure Mountain and its counsel. Vyteris shall have obtained all Consents, if any, listed on Schedule 10.5 of the Vyteris Schedule of Exceptions.

           10.6 Compliance with Securities Laws. There shall have been substantial compliance with the applicable securities or "blue sky" laws and regulations of any state or other governmental body having jurisdiction over the Merger.

           10.7 Opinions of Counsel. Treasure Mountain shall have received an opinion from counsel to Vyteris in form and substance reasonably satisfactory to Treasure Mountain.

           10.8 Fairness Opinion. Treasure Mountain shall have received a fairness opinion from an independent firm to the effect that the terms of the Merger are fair to the stockholders of Treasure Mountain, other than stockholders affiliated with Spencer Trask & Co., Inc., from a financial point of view.

           10.9 Financing. Vyteris will have raised gross cash proceeds from equity financings during the period from December 31, 2003 until immediately prior to the Effective Time in an amount equal to at least $25,000,000.

           10.10 Investment Representation. At the Closing (i) each holder of Vyteris capital stock as of the date hereof (a "Current Vyteris Stockholder") shall have delivered to Treasure Mountain certificates representing all equity securities of Vyteris owned by such Current Vyteris Stockholder as of the date hereof, duly endorsed for transfer pursuant to the Merger and (ii) each holder of Vyteris capital stock shall have delivered to Treasure Mountain an investment letter (and consent and waiver letter, as applicable), in the form annexed hereto as Exhibit B, including (a) a representation that the securities of Treasure Mountain being acquired as a result of the transactions contemplated by this Agreement are being acquired for investment purposes only and not with a view to, or sale in connection with, any distribution within the meaning of the Securities Act, and (b) with respect to holders of Existing Warrants and Existing Options, a consent and waiver with respect to the terms of the New Warrants and New Options issuable to such holders.

           10.11 Convertible Notes. All promissory notes convertible into the capital stock of Vyteris shall either have been paid in full or converted at or prior to the Closing.

           10.12 Issuance of Warrants. Immediately prior to the consummation of the transactions contemplated hereby, Treasure Mountain shall have issued, to each of George Norman and Lane Clissold a warrant, in the form attached hereto as Exhibit C, to purchase 750,000 shares of Treasure Mountain Common Stock, at an exercise price equal to $.10 per share. Such warrants shall have a term of exercise of two years, piggy-back registration rights and a cashless exercise provision.

           10.13 Voting Agreements. Treasure Mountain and Vyteris shall have received irrevocable agreements in substantially the form attached as Exhibit D from Spencer Trask Specialty Group LLC and the current officers and directors of Vyteris to vote all shares of Treasure Mountain capital stock issuable to them hereunder in favor of the Subsequent Actions.

           Compliance with the provisions of Sections 10.2, 10.3 and 10.9 shall be certified to at the Closing of the Merger by Vyteris by its President and Secretary.

           11. Conditions of Obligations of Vyteris. The obligations of Vyteris to consummate the Merger and the other transactions contemplated hereby is subject to satisfaction or waiver of the following conditions prior to the Effective Time:

           11.1 Compliance with Representations and Warranties; Covenants. Each of the representations and warranties of Vyteris Mergerco and Treasure Mountain (collectively, the "Treasure Mountain Parties") in this Agreement shall be true and correct on and as of the Effective Time as if made on and as of such time, except to the extent that any representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date, in either case such that the aggregate effect of any inaccuracies in such representations and warranties do not comprise or would not be reasonably likely to comprise a Material Adverse Effect on the Treasure Mountain Parties, in each case without regard (for purposes of this Section 11.1) to any materiality or Material Adverse Effect qualifications contained in such representations and warranties, and Vyteris shall have received a certificate, executed on behalf of the Treasure Mountain Parties by Treasure Mountain's president or chief financial officer, to such effect. The Treasure Mountain Parties shall have performed or complied in all material respects with all covenants required by this Agreement to be performed or complied with by them on or prior to the Effective Time, and Vyteris shall have received certificates executed on behalf of the Treasure Mountain Parties by Treasure Mountain's president or chief financial officer, to such effect.

           11.2 Losses. Vyteris Mergerco and Treasure Mountain shall not have suffered any loss on account of fire, flood, accident or other calamity of such a character as to interfere materially with the continuous operation of their respective businesses or materially adversely affect their respective condition, financial or otherwise, regardless of whether or not such loss shall have been insured.

           11.3 No Material Transactions. Except as set forth in the Current SEC Reports, no material transactions shall have been entered into by Vyteris Mergerco or Treasure Mountain since March 31, 2004, other than (a) transactions in the ordinary course of business or (b) transactions referred to in this Agreement or in connection herewith, except with the prior written consent of Vyteris.

           11.4 No Material Adverse Change. Except as disclosed in this Agreement, the Current SEC Reports or in any document delivered in connection with this Agreement, no Material Adverse Effect on Vyteris Mergerco or Treasure Mountain shall have occurred since March 31, 2004.

           11.5 Disposal of Assets. Except as disclosed in the Current SEC Reports, none of the properties or assets of Vyteris Mergerco or Treasure Mountain shall have been sold or otherwise disposed of, other than in the ordinary course of business, since March 31, 2004, except with the written consent of Vyteris.

           11.6 Filings and Approvals. All applicable filings required to be made and regulatory approvals, as well as any other third party approvals, obtained by Treasure Mountain shall have been made or obtained, including the filing of required information pursuant to Section 14(f) of the Exchange Act with the Commission. At least ten days shall have elapsed since the 14(f) Notice shall have been mailed to Treasure Mountain's stockholders.

           11.7 Board and Officer Resignations. All of Treasure Mountain's directors except the Continuing Director shall have resigned and each of the members of Vyteris' board of directors shall have been appointed by the Continuing Director as directors of Treasure Mountain, to fill the vacancies created thereby, all subject to the consummation of the Merger. The Continuing Director shall have delivered a resignation, effective as of the Effective Time. All of Treasure Mountain's officers shall have resigned, subject to consummation of the Merger. The Continuing Director shall have elected as officers each of Vyteris' officers, all subject to the consummation of the Merger. All of the resignations described in this Section 11.7 shall be in form and substance reasonably satisfactory to Vyteris.

           11.8 Opinions. Vyteris shall have received opinions from counsel to Treasure Mountain and Vyteris Mergerco in form and substance reasonably satisfactory to Vyteris.

           11.9 Fairness Opinion. Vyteris shall have received fairness opinions from an independent firm to the effect that the terms of the Merger are fair to the stockholders of Vyteris (including, but not limited to, the stockholders not affiliated with Spencer Trask Specialty Group, LLC and its affiliates) from a financial point of view.

           11.10 Convertible Notes. All promissory notes convertible into the capital stock of Vyteris shall either have been paid in full or converted at or prior to the Closing.

           11.12 Dissenters' Shares. As of the Closing, no stockholder of Vyteris, other than any holder of Vyteris' Series A Preferred Stock, shall have exercised appraisal rights under Delaware law.

           11.13 Voting Agreements. Vyteris shall have received irrevocable agreements in substantially the form attached as Exhibit D from Scimitar Holdings LLC, Spencer Trask Specialty Group, LLC, Spencer Trask Ventures, Inc.

George Norman and Lane Clissold agreeing to vote all shares of Treasure Mountain capital stock owned by them or to be acquired by them hereunder in favor of the Subsequent Actions.

           11.14 Expenses. The aggregate amount of expenses incurred by Treasure Mountain and Vyteris Mergerco in connection with the transactions contemplated hereby, including, without limitation, fees, expenses and disbursements of their respective financial advisors, accountants and counsel and all other expenses of Treasure Mountain and Vyteris Mergerco incurred from February 26, 2004 through the Closing, shall not have exceeded $250,000 without the prior consent of Vyteris.

           11.15 Treasure Mountain's Auditors; Pro Forma Financial Statements. Treasure Mountain's auditors, as identified in the 10-K, shall have provided to Vyteris such consents and acknowledgments as Vyteris shall reasonably request with respect to the filing of Treasure Mountain's financial statements with the SEC subsequent to the Effective Time. Treasure Mountain shall have delivered to Vyteris such information as Vyteris shall reasonably request in order to enable Vyteris to prepare pro forma financial statements reflecting the Merger.

           11.16 Stockholder Approvals and Waivers. Vyteris shall have received such stockholder approvals of the Merger as Vyteris shall determine to be required as a matter of law. Vyteris shall have received such waivers from the holders of its preferred stock as it shall elect to obtain in connection with the transactions contemplated hereby. At least twenty-one days shall have elapsed from (x) the date on which Vyteris provides notice to its stockholders of a special meeting of stockholders to vote on the Merger to (y) the date of such meeting.

           11.17 Tax Treatment. Vyteris shall have no reason to believe that the Merger will not be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code.

           11.18  ISRA.  Vyteris'  shall  have  obtained  either  (i) a  written determination (based upon an affidavit of Vyteris) from the New Jersey Department of Environmental Protection ("NJDEP") that the transactions contemplated by this Agreement are not subject to the requirements of ISRA, or
(ii) a Remediation Agreement (in form and substance satisfactory to Vyteris) issued by the NJDEP pursuant to ISRA authorizing the consummation of the transactions contemplated hereby prior to the issuance of any "Negative
Declaration," "No Further Action Letter" or approval of any "Remedial Action Workplan," as such terms are defined under ISRA, or (iii) a "Negative Declaration" or approvals of any "Remedial Action Workplan" (in either case in form and substance satisfactory to Vyteris) with respect to each property in New Jersey which Vyteris owns or operates, in each case to the extent that such property renders the provisions of ISRA applicable to the transactions contemplated by this Agreement.

           Compliance with the provisions of Sections 11.2, 11.3 and 11.4, shall be certified to at the Closing of the Merger on behalf of Treasure Mountain and Vyteris Mergerco by the President and Secretary of Treasure Mountain.

           12. Other Covenants.

           12.1 Certificates to the Placement Agents. At the Closing, Treasure Mountain and Vyteris shall deliver to each Placement Agent (as identified in the Private Placement Memorandum) a certificate, signed by the President of Treasure Mountain and the President of Vyteris, confirming, on behalf of Treasure Mountain and Vyteris, respectively, that except for the consummation of the financing described in Section 10.9 above, the filing of the Certificate of Merger and the release of their respective executed closing documents required to be delivered hereunder (which such documents shall be held in escrow pending the consummation of the closing of such financing), all conditions to the Closing of Treasure Mountain and Vyteris, respectively, have been satisfied or waived. At the Closing, Treasure Mountain shall deliver to each Placement Agent a certificate, signed by the President of Treasure Mountain, confirming, on behalf of Treasure Mountain, that all representations and warranties of Treasure Mountain set forth in this Agreement shall be deemed to be made directly to the Placement Agents, which representations and warranties shall survive the closing of the offering described in the Private Placement Memorandum. At the Closing, Vyteris shall deliver to each Placement Agent a certificate, signed by the President of Vyteris, confirming, on behalf of Vyteris, that all representations and warranties of Vyteris set forth in this Agreement shall be deemed to be made directly to the Placement Agents, which representations and warranties shall survive the closing of the offering described in the Private Placement Memorandum.

           12.2 Registration Rights Agreement. Immediately following the Effective Time, Treasure Mountain, by the signature of the new President of Treasure Mountain (as appointed pursuant to Section 11.7) (the "New President") shall execute a registration rights agreement in the form and substance of the registration rights agreement set forth in the Private Placement Memorandum, subject to such modifications as Vyteris shall approve prior to the Effective Time (the "Registration Rights Agreement") and shall deliver to each Placement Agent a certificate, signed by the New President, confirming, on behalf of Treasure Mountain, that Treasure Mountain has executed the Registration Rights Agreement.

           12.3 Expenses. Vyteris shall promptly pay all fees and expenses incident to the negotiation, preparation and performance of this Agreement and the transactions contemplated hereby and all other expenses of Treasure Mountain and Vyteris Mergerco incurred from February 26, 2004 through the Closing, including, without limitation, fees, expenses and disbursements of their respective financial advisors, accountants, counsel and providers of fairness opinions; provided, however, that Vyteris shall not be required to pay more than $250,000 of such fees and expenses of Treasure Mountain and Vyteris Mergerco.

           12.4 Actions by Vyteris Prior to Closing. From the date hereof through the Closing, other than in the ordinary course of business, or in a manner that would not have a Material Adverse Effect on Vyteris, or pursuant to any financing or lease arrangement approved by Vyteris' Board of Directors, or as expressly contemplated herein or in the Private Placement Memorandum, Vyteris shall not, without the prior written consent of Treasure Mountain:

                     (a) sell, lease, assign, transfer or otherwise dispose of any material assets other than inventory;

                     (b) agree to assume or assume, guarantee, endorse or otherwise in any way be or become responsible or liable for, directly or indirectly, any material contingent obligation;

(c) subject to Section 12.5, enter into any transaction concerning a merger, stock exchange or consolidation, other than with the other parties hereto, or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of related transactions, all or a substantial part of its property, business or assets or make any material change in its present method of conducting business;

                     (d) make any amendment to its certificate of incorporation or bylaws other than such amendments as shall be necessary in order for Vyteris to raise additional capital;

                     (e) enter into or amend any employment agreements or increase the salary or bonus of any existing employee;

                     (f) declare or authorize any dividends or distributions on any shares of capital stock of Vyteris; or

                     (g) make any commitment, agreement or understanding with respect to any of the foregoing.

           12.5 Actions by Vyteris Mergerco and Treasure Mountain Prior to Closing. From the date hereof through the Closing, other than in the ordinary course of business, consistent with past practice, or in a manner that would not have a Material Adverse Effect on Vyteris, or as expressly contemplated herein, Vyteris Mergerco and Treasure Mountain shall not, without the prior written consent of Vyteris:

                     (a) sell, lease, assign, transfer or otherwise dispose of any material assets;

                     (b) agree to assume or assume, guarantee, endorse or otherwise in any way be or become responsible or liable for, directly or indirectly, any material contingent obligation;

                     (c)   participate   or   engage  in  any   discussions   or
negotiations with any person regarding, or enter into any transaction concerning, a merger, stock exchange or consolidation, other than with the other parties hereto, or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of related transactions, all or a substantial part of its property, business or assets or make any material change in its present method of conducting business;

                     (d) make any amendment to its certificate of incorporation or bylaws;

                     (e) enter into or amend any employment agreements or increase the salary or bonus of any existing employee;

                     (f) declare or authorize any dividends or distributions on any shares of capital stock;

                     (g) take any action or omit to take any action outside the ordinary course of business;

                     (h) issue any capital stock or any options, warrants or other rights to purchase any capital stock;

                     (i) create, incur, assume or suffer to exist, any mortgage, pledge, lien, charge, security interest or encumbrance of any kind upon any of its property, assets, income or profits, whether now owned or hereafter acquired; or

                     (j) make any commitment, agreement or understanding with respect to any of the foregoing.

           12.6 Acquisition Proposal. Nothing contained in this Agreement shall prevent Vyteris or Treasure Mountain or their respective Board of Directors from
(A) providing information in response to a request therefor by a person or entity which makes an unsolicited Acquisition Proposal if such entities' Board of Directors receives from the person or entity so requesting such information a suitable confidentiality agreement or (B) engaging in any negotiations or discussions with any person or entity which makes an unsolicited Acquisition Proposal, if and only to the extent that, in each such case referred to in clause (A) or (B) above, (i) the Board of Directors of the applicable entity, after consultation with outside legal counsel, determines in good faith that such action is legally necessary for the proper discharge of its fiduciary duties under applicable law and (ii) the Board of Directors of the applicable entity, after consultation with its financial advisor, determines in good faith that such Acquisition Proposal, if consummated, would result in a transaction more favorable to their respective shareholders as a group than the transaction contemplated by this Agreement. For purposes of this Agreement, the term "Acquisition Proposal" shall mean a proposal to effect a merger, consolidation or similar transaction involving Vyteris or Treasure Mountain, whether Vyteris or Treasure Mountain is the acquiror or is to be acquired in such transaction.

           12.7 Press Release and Current Report on Form 8-K. As soon as practicable following the execution of this Agreement, and in no event later than 9:30 a.m. New York City time, on the first business day after the date hereof, Treasure Mountain shall issue a press release, in the form and substance of the draft press release furnished to Vyteris immediately prior to the execution of this Agreement, disclosing the execution of this Agreement and briefly describing Vyteris. On or prior to 9:30 a.m., New York City Time, on the third business days after the date hereof, Treasure Mountain shall file with the SEC a Current Report on Form 8-K which shall disclose the same information as appears in the press release, shall attach a copy of this Agreement as an exhibit and shall contain such other information that is reasonably satisfactory to both of the parties hereto.

           12.8 Other Splits. Vyteris hereby acknowledges and agrees that following the consummation of the Merger, with the exception of the Subsequent Actions, no other reverse stock split or similar recapitalization transaction involving Treasure Mountain or Newco's capital stock is presently contemplated.

           12.9 Amounts. Notwithstanding anything in this Agreement to the contrary, no party hereto shall be entitled to recover any loss incurred, accrued or sustained by such party (an "Indemnified Party") as a result of any misrepresentation made hereunder or breach of any provision hereof by any other party hereto (the "Indemnifying Party") until such Indemnified Party has delivered to such Indemnifying Party one or more claim certificates identifying claims or losses relating to misrepresentations or breaches hereunder in excess of the Basket Amount (defined below), in which case the Indemnified Party, shall be entitled to recover all losses so identified in excess of the Basket Amount; provided, however, that the maximum liability of any Indemnifying Party to all Indemnified Parties under this Agreement, except in the case of actual fraud, shall not exceed $600,000. "Basket Amount" shall mean $60,000 in the aggregate.

           13A. Termination and Abandonment. This Agreement may be terminated and the Merger may be terminated at any time prior to the Effective Time, whether before or after approval of the matters presented in connection with the Merger by the shareholders of Vyteris:

                     (a) by mutual consent of the parties hereto;

                     (b) by any of the parties hereto if the Merger shall not have been consummated on or before September 12, 2004 (the "Cut-off Date"), unless the failure of the Closing to occur by such date shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth herein;

                     (c) by any of the parties hereto if any approval of the shareholders of Vyteris or Treasure Mountain required for the consummation of the Merger shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of such shareholders or at any adjournment or postponement thereof;

                     (d) by  any  of  the  parties  hereto  (provided  that  the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein), if there shall have been a breach of any of the representations or warranties made to such party in this Agreement (determined as of the date hereof or, in the case of representations and warranties made as of a particular date, as of the date as of which such representation or warranty is made), which breach is not cured within thirty days following written notice to the party committing such breach, or which breach, by its nature, cannot be cured prior to the Closing; provided, however, that no party shall have the right to terminate this Agreement pursuant to this Section 13A(d) unless the breach of representation or warranty, together with all other such breaches, would entitle the party receiving such representation not to consummate the transactions contemplated hereby under Sections 10.1 or, 11.1;

                     (e) by any of the parties hereto (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein), if there shall have been a material breach of any of the covenants or agreements set forth in this Agreement made for the benefit of such party, which breach shall not have been cured within thirty days following receipt by the breaching party of written notice of such breach from the other party hereto, or which breach, by its nature, cannot be cured prior to the Closing;

                     (f) by any party hereto if Vyteris' or Treasure Mountain's Board of Directors shall have approved a definitive agreement reflecting an Acquisition Proposal prior to the Cut-Off Date;

                     (g) by any party hereto if any of the conditions to its obligations to effect a closing hereunder set forth in Sections 10 and 11 are not satisfied and are not capable of being satisfied by the Cut-off Date;

                     (h) by Treasure Mountain on or before July 15, 2004 if, as a result of its due diligence review, it shall have identified any factors which, in the opinion of Treasure Mountain's Board of Directors, render it inadvisable to proceed with the Merger;

                     (i) by Vyteris on or before July 15, 2004 if, as a result of its due diligence review, it shall have identified any factors which, in the opinion of Vyteris' Board of Directors, render it inadvisable to proceed with the Merger; or

                     (j) by any party hereto, acting pursuant to Section 28.

           13. Effect of Termination. In the event of termination of this Agreement as provided in Section 13A, this Agreement shall forthwith become void and have no effect except that this Section 13 and Sections 17-27 shall survive any termination of this Agreement.

           14. Delivery of Corporate Proceedings of Treasure Mountain and Vyteris Mergerco. At the Closing, Treasure Mountain and Vyteris Mergerco shall deliver to counsel for Vyteris the originals of all of the corporate proceedings of Treasure Mountain and Vyteris Mergerco, duly certified by their respective Secretaries, relating to this Agreement and Vyteris shall deliver to counsel for Treasure Mountain the originals of all of the corporate proceedings of Vyteris, duly certified by their respective Secretaries, relating to this Agreement.

           15. Limitation of Liability. The representations and warranties made by any party to this Agreement are intended to be relied upon only by the other parties to this Agreement and by no other person. Nothing contained in this Agreement shall be deemed to confer upon any person not a party to this Agreement any third party beneficiary rights or any other rights of any nature whatsoever.

           16. Further Instruments and Actions. Each party shall deliver such further instruments and take such further action as may be reasonably requested by any other party in order to carry out the intent and purposes of this Agreement.

           17. Governing Law. This Agreement is being delivered and is intended to be performed in the State of New York, and shall be construed and enforced in accordance with the laws of such state, without regard to conflicts of laws thereof. Each party hereto hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any state or federal court sitting in the City of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. If any party shall commence an action or proceeding to enforce any provisions hereof, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding

           18. Notices. All notices or other communications to be sent by any party to this Agreement to any other party to this Agreement shall be sent by certified mail, personal delivery or nationwide overnight courier to the addresses hereinbefore designated, or such other addresses as may hereafter be designated in writing by a party. Notice shall be deemed given and received on the date of actual delivery to the address specified thereon.

           19. Binding Agreement. This Agreement represents the entire agreement among the parties hereto with respect to the matters described herein and is binding upon and shall inure to the benefit of the parties hereto and their legal representatives, successors and permitted assigns. This Agreement may not be assigned and, except as stated herein, may not be altered or amended except in writing executed by all of the parties hereto.

           20. Counterparts. This Agreement may be executed in counterparts, all of which, when taken together, shall constitute the entire Agreement.

           21. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by law, the parties hereto waive any provision of law which renders any such provision prohibited or unenforceable in any respect.

           22. Joint Drafting. This Agreement shall be deemed to have been drafted jointly by the parties hereto, and no inference or interpretation against any party shall be made solely by virtue of such party's allegedly having been the draftsperson of this Agreement.

           23. Reliance on Certificates. In rendering any opinion referred to herein, counsel for the parties hereto may rely, as to any factual matters involved in their respective opinions, on certificates of public officials and of corporate and company officers, and on such other evidence as such counsel may reasonably deem appropriate and, as to the matters governed by the laws of jurisdictions other than the United States or the State of Delaware, an opinion of local counsel in such other jurisdiction(s), which counsel shall be satisfactory to the other parties in the exercise of their reasonable discretion, or by the assumption that New Jersey law is identical to New York law.

           24. Public Announcements. All parties hereto agree that any public announcement, press release or other public disclosure of the signing of this Agreement shall be made jointly and only after all parties hereto have reviewed and approved the language and timing of such disclosure, except as such disclosure may be required pursuant to any legal obligation or order of any court having proper jurisdiction over any of the parties hereto. Prior to the Effective Time or the termination of this Agreement, Treasure Mountain and Vyteris Mergerco shall not make any public comments regarding Vyteris' business without the prior approval of Vyteris' chairman of the board, chief executive officer or chief financial officer, except as such disclosure may be required pursuant to any legal obligation or order of any court having proper jurisdiction over any of the parties hereto.

           25. Consent. Whenever consent is required to be given by any of the parties hereto to any of the other parties hereto in connection with any matter contemplated hereby, such consent shall not be unreasonably withheld, delayed or conditioned.

           26. Waiver of Jury Trial. Each party hereto (each, a "party") hereby waives to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect to any suit, action or other proceeding directly or indirectly arising out of, under or in connection with this Agreement or any transaction contemplated hereby. Each Party (a) certifies that no representative of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of any suit, action or other proceeding, seek to enforce that foregoing waiver and (b) acknowledges that it and the other Parties have been induced to enter into this Agreement, by, among other things, the mutual waivers and certifications in this Section 26.

           27. Captions. The titles, captions and table of contents contained in this Agreement are inserted in this Agreement only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision of this Agreement. Unless otherwise specified to the contrary, all references to Sections are references to Sections of this Agreement.

           28. Schedules. The parties acknowledge that the Treasure Mountain Schedule of Exceptions and the Vyteris Schedule of Exceptions have not been prepared or are incomplete as of the date hereof (such unprepared or incomplete schedules being the "Incomplete Schedules"). Each of Treasure Mountain and Vyteris shall deliver to the other and its counsel for their review a complete and accurate version of such party's Incomplete Schedules, expressly noted as such in the transmittal correspondence with respect thereto (as so revised, the "Final Proposed Schedules") not later than 7 days after the date of this Agreement. Each such party shall also provide the other with copies of any supporting documents as may be reasonably requested by the other in connection with their review of such Final Proposed Schedules. Notwithstanding anything herein to the contrary, Treasure Mountain and Vyteris shall each have the right to terminate this Agreement by written notice to the other in the event that it is not satisfied with the other party's Final Proposed Schedules, provided that notice is given in the manner described in the next succeeding sentence. Not later than 5 business days after its receipt of any Final Proposed Schedules, the receiving party shall either (i) advise the other party that such Final Proposed Schedules are acceptable, whereupon the Final Proposed Schedules shall become the schedules hereto and shall be deemed to have been delivered as of the date hereof, or (ii) advise the other party that it is terminating this Agreement, provided, however, that if either Treasure Mountain or Vyteris does not respond within the aforementioned 5 business day period, then such party shall be deemed to have accepted the other's Final Proposed Schedules.

           29.   Access.   Treasure   Mountain  shall  permit  Vyteris  and  its
representatives, and Vyteris shall permit Treasure Mountain and its representatives, reasonable access to their respective properties, and shall disclose and make available to Vyteris and its representatives, or Treasure Mountain and its representatives, as the case may be, any and all books, papers and records relating to its assets, stock ownership, properties, operations, obligations and liabilities, material contracts and agreements, filings with any regulatory authority, accountants' work papers, litigation files, plans affecting employees, and any other business activities or prospects in which Vyteris and its representatives or Treasure Mountain and its representatives may have a reasonable interest, all to the extent reasonably requested by the party seeking such access. Neither party shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of any patient, subject or customer, would contravene any law, rule, regulation, order or judgment or would waive any privilege.

           IN WITNESS WHEREOF, the parties hereto have made and executed this Agreement as of the day and year first above written.

                                         TREASURE MOUNTAIN HOLDINGS, INC.,
                                         a Nevada corporation

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                         TMH ACQUISITION CORP.,
                                         a Delaware corporation

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                         VYTERIS, INC.,
                                         a Delaware corporation

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                         Index to Schedules and Exhibits


Exhibit A:           Certificate of Merger
Exhibit B:           Form of Investment Letter
Exhibit C:           Form of Warrants
Exhibit D:           Form of Voting Agreement


Schedule A:          Vyteris Capitalization Schedule

                                   EXHIBIT A


                              CERTIFICATE OF MERGER
                                       OF
                              TMH ACQUISITION CORP.
                             A DELAWARE CORPORATION
                                      INTO
                                  VYTERIS, INC.
                             A DELAWARE CORPORATION

      The undersigned corporations, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

           DO HEREBY CERTIFY:


           FIRST:    That the name and state of incorporation of each of the
constituent corporations of the merger is as follows:

           Name                                 State of Incorporation
           ----                                 ----------------------

           TMH Acquisition Corp.                Delaware

           Vyteris, Inc.                        Delaware

           SECOND:   That a merger agreement and plan of reorganization between the parties to the merger (the "Agreement of Merger") has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of subsection (c) of Section 251 of the General Corporation Law of the State of Delaware and with at least a majority of the stockholders of each constituent corporation approving the Agreement of Merger, (i) by written consent in accordance with subsection (d) of
Section 228 of the General Corporation Law of the State of Delaware in the case of TMH Acquisition Corp. and (ii) by vote of the stockholders at a special meeting conducted in accordance with subsection (c) of Section 251 of the General Corporation Law of the State of Delaware in the case of Vyteris, Inc..

           THIRD:    That Vyteris, Inc. shall be the surviving corporation in
the merger.

           FOURTH:   That the Certificate of Incorporation of Vyteris, Inc.
shall be the Certificate of Incorporation of the surviving corporation.

           FIFTH:    That the executed Agreement of Merger is on file at the
principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 13-01 Pollitt Drive, Fair Lawn, NJ 07410.

           SIXTH:    That a copy of the Agreement of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

           IN WITNESS WHEREOF, the undersigned have executed this Certificate this __ day of ______, 2004.

                                        TMH ACQUISITION CORP.,
                                        a Delaware corporation

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        VYTERIS, INC.,
                                        a Delaware corporation

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT B


To:        Treasure Mountain Holdings, Inc.

           The undersigned is a stockholder of Vyteris, Inc. ("Vyteris") or expects to become a stockholder of Vyteris prior to the consummation of the pending merger (the "Merger") pursuant to which Vyteris will become a wholly-owned subsidiary of Treasure Mountain Holdings, Inc. ("Treasure
Mountain"). The undersigned has been advised that as a result of the Merger Agreement and Plan of Reorganization (the "Agreement"), dated as of July ___, 2004, by and among Treasure Mountain, a subsidiary of Treasure Mountain and Vyteris, all of the common and preferred stock of Vyteris will be converted into the right to receive the common and preferred stock of Treasure Mountain, respectively.

           The undersigned understands that under the securities laws, every person or entity that is a stockholder of Vyteris immediately prior to the effective time of the Merger will be deemed to be acquiring Treasure Mountain capital stock pursuant to the Agreement upon the consummation of the Merger. Accordingly, the undersigned hereby represents and warrants as follows:

           (a) The undersigned is acquiring securities of Treasure Mountain pursuant to the Agreement solely for the undersigned's own account for investment purposes only and not with a view to or sale in connection with, any distribution within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). The undersigned has no pre-existing agreement or arrangement, formal or informal, with any person to sell, distribute or transfer all or any part of such securities, and the undersigned has no plans to enter into any such agreement or arrangement.

           (b) The undersigned understands that the securities of Treasure Mountain to be issued to the undersigned pursuant to the Agreement have not been registered under the Securities Act or any state securities law by reason of their issuance in a transaction which is exempt from the registration requirements of the Securities Act and state securities laws, and that such securities must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration under the applicable provisions of the Securities Act and such laws. The undersigned acknowledges that the certificates evidencing such securities will contain a legend to the foregoing effect and that stop transfer instructions will be placed with the transfer agent of the securities.

           (c) The undersigned has (or, if the undersigned is not an accredited investor, the undersigned has been assisted by a representative who has) sufficient knowledge and expertise in business and financial matters so as to enable the undersigned to analyze and evaluate the merits and risks of acquiring the securities of Treasure Mountain pursuant to the terms of the Agreement. The undersigned is able to bear the economic risk of such acquisition, including a complete loss of the undersigned's investment in the securities of Treasure Mountain being acquired pursuant to the Agreement.

           (d) The undersigned represents that the undersigned is either an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act or is an employee or former employee of Vyteris that acquired Vyteris securities upon the exercise of stock options.

           (e) If the undersigned is an employee or former employee of Vyteris who acquired Vyteris securities upon the exercise of stock options and is not an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act, the undersigned has checked the following box [ ].

           (f) If the undersigned currently owns options or warrants to purchase Vyteris common stock (the "Existing Rights"), the undersigned:

                     (i) understands that upon consummation of the Merger, there will not be a sufficient number of authorized but unissued shares of Treasure Mountain Common Stock to cover the options or warrants to purchase Treasure
Mountain Common Stock to be issued to the undersigned pursuant to the Merger Agreement;

                     (ii) understands that pursuant to the Merger Agreement, the lack of sufficient authorized shares is expected to be cured either by arranging for Treasure Mountain to reincorporate in Delaware into an entity that has sufficient authorized shares or by arranging for Treasure Mountain to amend its certificate of incorporation to provide for sufficient authorized shares (the "Subsequent Actions");

                     (iii) understands that while the Subsequent Actions will require the approval of Treasure Mountain's stockholders, parties which will own a majority of Treasure Mountain's Common Stock upon consummation of the Merger have agreed to vote in favor of the Subsequent Actions;

                     (iv) understands that upon the consummation of the Merger, the Existing Rights will become options or warrants to purchase Treasure Mountain's Common Stock (the "New Rights"); and

                     (v) agrees that the undersigned will not exercise the New Rights until such time as the Subsequent Actions are effected.

Dated:  ___________, 2004                      By:
                                                  ------------------------------
                                                  [name and title]

                                   EXHIBIT C



                                     FORM OF

                          COMMON STOCK PURCHASE WARRANT


THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE " SECURITIES ACT "), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

                          COMMON STOCK PURCHASE WARRANT

                  To Purchase 750,000 Shares of Common Stock of

                        TREASURE MOUNTAIN HOLDINGS, INC.

           This COMMON STOCK PURCHASE WARRANT (this "Warrant") certifies that, for value received, _____________, an individual with an address at ________________ (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after _______ __, 2004 (the date of issuance of this Warrant) (the "Initial Exercise Date") and on or prior to the close of business on the two-year anniversary date of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from Treasure Mountain Holdings, Inc., a corporation incorporated in the State of Nevada with an address at 1390 South 1100 East Suite 204, Salt Lake City, UT, 84105 or its successors and assigns (the "Company"), up to seven hundred and fifty thousand (750,000) shares (the "Warrant Shares") of common stock, $0.001 par value per share of the Company (the "Common Stock"). The purchase price for one share of Common Stock (the "Exercise Price") upon exercise of this Warrant shall be $.10. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

           1. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 7 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign and deliver to the Company an investment letter in form and substance reasonably satisfactory to the Company.

           2. Authorization and Reservation of Warrant Shares; Authority. The Company covenants that (i) during the period this Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares of its Common Stock to provide for the issuance of the Warrant Shares upon exercise of any purchase rights under this Warrant and (ii) all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed; provided, however, that notwithstanding any provision herein to the contrary, the Company shall have no obligation to issue Warrant Shares hereunder unless and until the Holder shall sign and deliver to the Company an investment letter in form and substance reasonably satisfactory to the Company.

           3. Exercise of Warrant.

           (a) The exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank or by means of a cashless exercise pursuant to Section 3(c), the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder within five trading days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes, if any, required to be paid by the Holder pursuant to
Section 5 prior to the issuance of such shares, have been paid upon the effective date of an exercise pursuant to Section 5, including, but not limited to, a cashless exercise pursuant to Section 3(c). If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3(a) by the close of business on the fifth trading day after the date of exercise, then the Holder will have the right to rescind such exercise.

           (b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

           (c) This Warrant may also be exercised at and after such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

            (A)  =  the  VWAP  (as  hereinafter  defined)  on  the  trading  day preceding the date of such election;

            (B)  =  the Exercise Price of these Warrants, as adjusted; and

            (X)  =  the number of Warrant  Shares  issuable upon exercise of the
                    Warrants in accordance with the terms of the Warrant by means of a cash exercise rather than a cashless exercise.

           As used herein, "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market (each, a "Trading Market"), the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by the Board of Directors of the Company in good faith.

           4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

           5. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

           6. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

           7. Transfer, Division and Combination.

           (a) Subject to compliance with any applicable federal and state securities laws and the conditions set forth in Sections 1 and 7(e) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with an Assignment Form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

           (b) This Warrant may be divided or combined with other Warrants of like tenor and terms upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

           (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

           (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

           (e) If, at the time of the surrender of this Warrant in connection with any exercise or transfer of this Warrant, the exercise or transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise or transfer
(i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise or transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws and (ii) that the Holder or transferee of this Warrant, as the case may be, execute and deliver to the Company an investment letter in form and substance reasonably satisfactory to the Company.

           8. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise pursuant to Section 3(c)), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

           9. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

           10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

           11. Adjustments of Exercise Price and Number of Warrant Shares; Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time in case the Company shall: (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding
Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

           12. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, including, without limitation, any reincorporation merger representing a Subsequent Action (as defined in that certain Merger Agreement and Plan of Reorganization referred to in Section 16 below) (the "Merger"), then the Holder shall have the right thereafter to receive upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12. For purposes of this Section 12, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this
Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

           13. Voluntary Adjustment by the Company. The Company may at any time during the term of the Warrants reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

           14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

           15. Notice of Corporate Action. If at any time:

           (a) the  Company  shall  take a record of the  holders  of its Common
Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

           (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation (it being understood that the transaction by which the Company has acquired Vyteris, Inc. and any merger effected in order to reincorporate the Company in a jurisdiction other than Nevada as contemplated by the Merger Agreement and Plan of Reorganization referred to in Section 16 below are excluded from the transactions described in this clause "b") or,

           (c)  there  shall  be  a  voluntary   or   involuntary   dissolution,
liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, including, without limitation, the Merger, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (x) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (y) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is expected to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

           16. Registration Rights. The Company hereby agrees to include the Warrant Shares in the registration statement it files in connection with the Registration Rights Agreement (as defined in the Merger Agreement and Plan of Reorganization, dated as of July __, 2004, by and among the Company, TMH Acquisition Corp. and Vyteris, Inc.), provided that the Holder furnishes the Company with all information reasonably requested by the Company for purposes of filing that registration statement (such information shall be substantially the same information required to be delivered by the holders of Registrable

Securities (as defined in the Registration Rights Agreement) pursuant to the Registration Rights Agreement) and provided that the Holder shall be subject to all obligations of the holders of Registrable Securities as set forth in the Registration Rights Agreement. It is understood that the Holder shall not be entitled to receive any of the liquidated damages provided for in the Registration Rights Agreement. In addition, if at any time following the date hereof, the Company shall determine to prepare and file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then, to the extent permitted by the Registration Rights
Agreement, the Company shall send to the Holder a written notice of such determination and, if within fifteen days after the date of such notice, the Holder shall so request in writing, the Company shall include in such registration statement all or any part of the Warrant Shares issuable hereunder, subject to customary underwriter cutbacks applicable to all holders of registration rights, to the extent such Warrant Shares are not eligible for resale pursuant to Rule 144 under the Securities Act or are not included in an effective registration statement.

           17. Miscellaneous.

           (a) Governing Law. This Warrant shall constitute a contract under the laws of New York, without regard to its conflict of law principles or rules.

           (b) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

           (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

           (d) Notices. All notices, requests and other communications to any party hereunder shall be in writing and either delivered personally, telecopied or sent by certified or registered mail, postage prepaid, at the address set forth on the signature page hereof in the case of the Company or ______________________ in the case of the Holders or such other address or fax number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date delivered personally, telecopied or, if mailed, five business days after the date of mailing if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt.

Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

           (e) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

           (f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

           (g) Successors and Assigns. Subject to applicable federal and state securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

           (h) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

           (i) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

           (j) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated: ____________ __, 2004

                                             TREASURE MOUNTAIN HOLDINGS, INC.


                                             By:
                                                  ------------------------------
                                                  Name:
                                                  Title:
                                                  Address:

                               NOTICE OF EXERCISE

To:     Treasure Mountain Holdings, Inc.

           (1) The undersigned hereby elects to purchase ___________Warrant Shares of Treasure Mountain Holdings, Inc., or its successor or assigns, pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

           (2) Payment shall take the form of (check applicable box):

               [ ]  in lawful money of the United States; or

               [ ] the cancellation of such number of Warrant Shares as is necessary pursuant to Section 3(b) in accordance with the formula set forth in subsection 3(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 3(c).

           (3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:


The Warrant Shares shall be delivered to the following:


                                               [PURCHASER]


                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                               Dated:
                                                      --------------------------

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)

           FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

__________________________________________________________________ whose address is
________________________________________________________________________________

____________ ,

                                              Dated:                ,
                                                     ---------------  -------


                           Holder's Signature:
                                                   -----------------------------

                           Holder's Address:
                                                   -----------------------------


                                                   -----------------------------


Signature Guaranteed:
                      -----------------------------------


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                VOTING AGREEMENT

      VOTING AGREEMENT (this "Agreement"), dated as of July ____, 2004, by and among Vyteris, Inc., a Delaware corporation ("Vyteris"), Treasure Mountain Holdings, Inc., a Nevada corporation ("Pubco" or "Treasure Mountain"), Spencer Trask Specialty Group, Inc. ("STSG"), Scimitar Holdings, LLC ("Scimitar") and such other persons who shall agree to be bound by the terms of this Agreement by executing a joinder agreement as described herein (such other persons, together with STSG and Scimitar, the "Voters").

                                   WITNESSETH:

      WHEREAS, it is contemplated that Vyteris and Pubco will enter into a merger agreement and plan of reorganization (the "Merger Agreement") pursuant to which (i) a subsidiary of Pubco will merge with and into Vyteris (the "Merger") and Vyteris will become a wholly-owned subsidiary of Pubco and (ii) all of the capital stock of Vyteris will automatically convert into the right to receive the capital stock of Pubco and all options, warrants and rights to purchase the capital stock of Vyteris will convert into options, warrants and rights to purchase the capital stock of Pubco;

      WHEREAS, Pubco does not have sufficient authorized capital stock to issue the shares of common stock and preferred stock to be issued pursuant to the Merger Agreement or to cover the shares of Pubco common stock underlying the options, warrants and other rights to purchase its capital stock which it will be required to issue pursuant to the Merger Agreement (the "Insufficient Authorized Shares Issue");

      WHEREAS, Pubco presently does not have a stock option plan comparable to Vyteris' stock option plan (the "Option Plan Issue");

      WHEREAS, it is contemplated that after the consummation of the Merger, the Insufficient Authorized Shares Issue and the Option Plan Issue will be remedied either by (i) causing Pubco to reincorporate in Delaware by merging into a subsidiary corporation that will have sufficient authorized capital stock to cover the shares and shares underlying the options, warrants and rights issuable pursuant to the Merger Agreement or (ii) amending its certificate of incorporation to provide for sufficient authorized capital stock to cover the shares, options, warrants and rights issuable pursuant to the Merger Agreement (any such action described in clauses (i) or (ii) a "Subsequent Action").

      WHEREAS, Vyteris, Treasure Mountain and certain persons who may invest in Vyteris subsequent to the date hereof will rely upon the promises made herein in connection with Vyteris' entering into the Merger Agreement and such investments and would not effect such actions in the absence of this Agreement;

      WHEREAS, it is a condition of Vyteris' obligations under the Merger Agreement that George Norman and Lane Clissold agree to be bound by the terms of this Agreement and it is a condition of Vyteris' and Treasure Mountain's obligations under the Merger Agreement that Vyteris' three senior officers and all of Vyteris' Board members be bound by the terms of this Agreement; and

      WHEREAS, the Voters or their affiliates own, or will acquire by virtue of the Merger, capital stock of Vyteris or Pubco or both such entities and desire to provide the inducements contemplated herein because they will benefit from the actions currently contemplated by Vyteris.

      NOW, THEREFORE, for good and valuable consideration, including the mutual covenants contained in the Merger Agreement, the parties agree as follows:

      1. (a) For a period commencing as of the date hereof and continuing until the earlier of (i) one year after the effective time of the Merger or (ii) the date on which one of the Subsequent Actions is consummated (the "Term"), each Voter agrees that at any special or other meeting called for such purpose, in any consent submitted to such Voter or otherwise such Voter will vote all of the shares of the capital stock of Treasure Mountain now Beneficially Owned (as hereinafter defined) and controlled or hereafter acquired and then Beneficially Owned and controlled by such Voter (collectively, as to all Voters, the "Treasure Mountain Shares") (i) in favor of any Subsequent Action approved by Treasure Mountain's Board of Directors after the Merger is consummated, (ii) in favor of any other matters presented for consideration at any meeting of shareholders of Treasure Mountain solely to the extent to which they are consistent with, and/or advanced for the purpose of accomplishing or furthering the objectives of, the Merger Agreement and (iii) against any action or agreement that would be inconsistent with the agreements set forth in clauses
(i) and (ii) of this Section 1(a).

            (b) The Voters agree to be present during the Term in person or represented by proxy, at all such special or other shareholder meetings of Treasure Mountain called to address any Subsequent Action so that the Treasure Mountain Shares may be counted in determining the presence of a quorum at such meetings.

      2. (a) During the Term of this Agreement, the Voters shall not sell, dispose of (including by means of gift), pledge, assign the rights to, or encumber any of the Treasure Mountain Shares, or enter into any contract, option or other arrangement or understanding with respect to the Treasure Mountain Shares or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of any of the Treasure Mountain Shares or any interest therein in any manner which affects the Voters' right to vote the Treasure Mountain Shares in the manner provided for herein (any or the foregoing being referred to as a "Share Transaction"), without the prior written consent of Vyteris prior to the consummation of the Merger or Treasure Mountain after the consummation of the Merger, unless the other party to any such Share Transaction agrees in writing to be bound by the terms of this Agreement with copies of such agreement promptly sent to Treasure Mountain.

            (b) During the Term of this Agreement, the Voters shall not enter into any other voting or other agreement or grant any proxy or power of attorney regarding the Treasure Mountain Shares which is inconsistent with the provisions of this Agreement.

      3. The commitments given by the Voters herein may be specifically enforced by Vyteris prior to the consummation of the Merger and by Treasure Mountain after the consummation of the Merger without the necessity of posting a bond, and shall be binding upon and inure to the benefit of any and all permitted assignees or transferees of the Treasure Mountain Shares as well as the executors, administrators, heirs, successors, assigns, representatives, in whatever capacity, by operation of law or otherwise, of the parties hereto.

      4. Any notice or other communication to be given under this Agreement shall be in writing and delivered personally or by certified mail, return receipt requested as follows:

      If to Vyteris or Treasure Mountain: to such entity at its corporate headquarters, marked Attn: President, with a copy to Peter H. Ehrenberg, Esq., Lowenstein Sandler PC, 65 Livingston Avenue, Roseland, New Jersey 07068.

      If to a Voter: at such Voter's last known address, as set forth in Vyteris' records.

      5. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law principles.

      6. This Agreement constitutes the entire agreement among the parties with regard to the subject matter described herein and can be waived, modified, amended or terminated only by a writing signed by all parties hereto. This Agreement may be executed in counterparts, all of which, when taken together, shall constitute one and the same instrument. Any person agreeing to be bound to this Agreement subsequent to the date hereof shall evidence such agreement by executing a joinder agreement in form and substance reasonably satisfactory to Vyteris.

      7. Each Voter agrees that if any "Affiliate" (as hereinafter defined) of such Voter Beneficially Owns and controls any Treasure Mountain Shares or hereafter acquires and then Beneficially Owns and controls any Treasure Mountain Shares, such Voter shall use its commercially practicable efforts to cause such Affiliate to take all actions with respect to such Treasure Mountain Shares as such Voter is required to take with respect to such Voter's Treasure Mountain Shares pursuant to the terms of this Agreement.

      8. The following terms shall have the following meanings

            (a) "Affiliate" of a Voter shall mean each individual or entity which, directly or indirectly, controls such Voter, is controlled by such Voter or is under common control with such Voter.

            (b)  "Beneficially  Owns" or  "Beneficially  Owned" with respect  to any securities means having "beneficial ownership" of such securities as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a person include securities Beneficially Owned by all other persons with whom such person would constitute a "group" within the meaning of Section 13(d) of the Exchange Act with respect to the securities of the same issuer.

      9. Each Voter hereby agrees to permit Vyteris and Treasure Mountain, upon advance written notice to such Voter if reasonably practicable, to publish and disclose the nature of such Voter's commitments, arrangements and understandings under this Agreement to the extent required pursuant to applicable law or regulation.

      10. (a) Each Voter hereby irrevocably, during the Term of this Agreement, grants to, and appoints, Vincent De Caprio and Michael McGuinness, or any of them in their respective capacities as officers of Vyteris (or, after the Merger is consummated, Treasure Mountain), as the case may be, and any individual who shall hereafter succeed to any such office of Treasure Mountain and each of them individually, such Voter's (and such Voter's Affiliates') proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Voter, to vote or cause to be voted the Treasure Mountain Shares at any meeting of the stockholders of Treasure Mountain or at any adjournment or postponement thereof solely in the manner described in Section 1(a) above and expressly limited to the purposes stated therein.

            (b) Each Voter represents that any proxies heretofore given in respect of the Treasure Mountain Shares are not irrevocable, and that such proxies either have been or are hereby revoked.

            (c) Each Voter hereby affirms that the irrevocable proxy set forth in this Section 10 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Voter under this Agreement. Each Voter hereby further affirms that the irrevocable proxy is coupled with an interest and may not be revoked, except by amendment, modification or termination consented to by Vyteris prior to the consummation of the Merger or Treasure Mountain after consummation of the Merger. Each Voter hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable during the Term in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law or otherwise [need to also reference Nevada law here]. The power and authority hereby conferred shall not be terminated by any act of such Voter (subject to the terms hereof) or by operation of law, by the dissolution of such Voter (if such Voter is other than a natural person), by lack of appropriate power or authority, or by the occurrence of any other event or events (subject to the terms hereof) and shall be binding upon all his representatives, executors, successors and/or assigns. If after the execution of this Agreement a Voter shall dissolve (if such Voter is other than a natural person), cease to have appropriate power or authority, or if any other such event or events shall occur (subject to the terms hereof), the proxies named herein are nevertheless authorized and directed to vote the Treasure Mountain Shares in accordance with the terms of this Agreement as if such dissolution, if applicable, lack of appropriate power or authority or other event or events had not occurred and regardless of notice thereof.

      11. If requested by Vyteris or Treasure Mountain, each Voter will promptly after the date hereof surrender to Treasure Mountain all certificates representing the Treasure Mountain Shares, and Treasure Mountain will place the following legend on such certificates in addition to any other legend required thereon:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER, VOTING AND OTHER RESTRICTIONS PURSUANT TO A VOTING AGREEMENT ENTERED INTO BY VYTERIS, INC., TREASURE MOUNTAIN HOLDINGS, INC. AND THE STOCKHOLDERS PARTY THERETO. THE COMPANY WILL FURNISH A COPY OF SUCH VOTING AGREEMENT TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST AND WITHOUT CHARGE."

      Upon any the inclusion of the foregoing legend, such certificates shall promptly be returned to the applicable Voter. Following the Term, upon the request of any Voter, any such legend shall be promptly removed at the sole cost of Treasure Mountain.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above written.


                                                VYTERIS, INC.



                                                By: ____________________________
                                                     Name:
                                                     Title:



                                                TREASURE MOUNTAIN HOLDINGS, INC.



                                                By: ____________________________
                                                     Name:
                                                     Title:

                                             SPENCER TRASK SPECIALTY GROUP, INC.



                                             By: _______________________________
                                                 Name:
                                                 Title:

                                             SCIMITAR HOLDINGS LLC



                                             By: _______________________________
                                                 Name:
                                                 Title:

                                   SCHEDULE A

     SECURITIES AUTHORIZED FOR ISSUANCE AS OF THE DATE OF THE EXECUTION OF
                THE AGREEMENT TO WHICH THIS SCHEDULE IS ATTACHED

Common Stock                                                    75,000,000*
Series A Convertible Preferred Stock                               333,333
Series C Convertible Preferred Stock                             7,500,000
Preferred Stock                                                 42,166,667**

* Vyteris' Board of Directors has approved an increase in the number of authorized shares of Common Stock to 100,000,000 shares. Vyteris' controlling stockholder has indicated that it will consent to such increase. ** Excludes shares designated as Series A Convertible Preferred Stock and Series C Convertible Preferred Stock.

            SECURITIES OUTSTANDING AS OF THE DATE OF THE EXECUTION OF
                THE AGREEMENT TO WHICH THIS SCHEDULE IS ATTACHED


Common Stock                                                       24,849,980
Series A Convertible Preferred Stock                                  333,333
Series C Convertible Preferred Stock                                7,500,000

OUTSTANDING RIGHTS OPTIONS OR WARRANTS TO PURCHASE ANY EQUITY INTEREST IN VYTERIS AND OUTSTANDING SECURITIES CONVERTIBLE INTO OR EXERCISABLE FOR ANY EQUITY INTEREST IN VYTERIS, AS OF THE DATE OF THE EXECUTION OF THE AGREEMENT TO WHICH THIS SCHEDULE IS ATTACHED

1. In general, under Vincent De Caprio's amended and restated employment, Dr. De Caprio has the right to receive options from time to time to maintain his ownership of 4% of Vyteris' capital stock, on a fully-diluted, as-converted basis, after each financing transaction effected by Vyteris in which Vyteris receives cash proceeds in exchange for the issuance of its Common Stock or a security convertible into, exchangeable for or exercisable for shares of its Common Stock (until Vyteris has raised at least $27,000,000 in such financing transactions). Reference is made to that employment agreement for additional detail regarding that arrangement.

2. Excluding options covered by Dr. De Caprio's employment agreement, there are options outstanding to purchase 1,375,268 shares of Vyteris' Common Stock.

3. Vyteris has outstanding $8,497,500 aggregate principal amount of 8% Secured Convertible Notes due December 31, 2004 (the "Bridge Notes"). If any time prior to the maturity date of the Bridge Notes, Vyteris consummates a private equity financing or series of related financings pursuant to which Vyteris receives gross proceeds of at least $8 million (the "Financing"), the Bridge Notes will automatically convert (at the direction of each holder of Bridge Notes) into either: (i) shares of Vyteris Common Stock at a conversion price equal to the lower of (a) $1.00 and (b) the price per share of any equity security sold prior to conversion or (ii) shares of the same class or series of the Vyteris capital stock sold in the Financing at a conversion price equal to eighty five percent (85%) of the per share price of the Vyteris capital stock sold in the Financing. Notwithstanding the foregoing, in the event that units of securities are sold in the Financing and a holder of Bridge Notes elects to convert its Bridge Note into the units sold in the Financing, the Bridge Note will convert into securities comparable to the securities included in the units at a conversion price equal to eighty five percent (85%) of the price per unit of securities sold in the Financing.

4. In connection with the issuance of the Bridge Notes, Vyteris issued (a) to the purchasers of the Bridge Notes warrants to purchase a total of 4,248,750 shares of Vyteris' Common Stock and (b) to the placement agent for such issuance warrants to purchase a total of 2,549,250 shares of Vyteris Common Stock. These warrants are more fully described in the "Private Placement Memorandum" (as defined in the agreement to which this schedule is annexed).

5. Vyteris has granted to Becton Dickinson warrants to purchase 50,000 shares of its Common Stock. These warrants are more fully described in the Private Placement Memorandum.

6. In connection with the License, Development and Distribution Agreement that Vyteris entered into with B. Braun Medical, Inc., B. Braun Medical, Inc. has the conditional right to purchase 92,593 shares of Vyteris Common Stock. These rights are more fully described in the Private Placement Memorandum.

7. Vyteris may issue subsequent to the date hereof options to purchase additional shares of its Common Stock pursuant to its 2001 Stock Option Plan. Vyteris may issue additional shares of its Common Stock and warrants to purchase its Common Stock in connection with the Financing, as described in the Private Placement Memorandum.

8. Each share of Vyteris Series A Convertible Preferred Stock is automatically convertible into one-fourth of a share of Vyteris Common Stock (adjusted for stock splits, combinations, stock dividends, recapitalizations, and the like) upon the occurrence of (i) the closing of a firm commitment underwritten initial public offering which results in a per share price of at least $12 and aggregate gross proceeds to Vyteris of not less than $10,000,000 or (ii) subject to certain exceptions, an Extraordinary Transaction (as defined in the Vyteris Certificate of Incorporation). Further, the holders of Series A Convertible Preferred Stock may elect to convert their shares on a four-for-one basis (adjusted for stock splits, combinations, stock dividends, recapitalizations, and the like) into shares of Vyteris Common Stock.


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9. Each share of Vyteris Series C Convertible  Preferred Stock is convertible at any time, upon option of the holder, into Vyteris Common Stock at a price per share as follows: (i) if converted within 18 months from March 31, 2004, $4.00;
(ii) if converted within the next 18 months, $3.00; or if converted at any time thereafter, $1.50.